Consulting Group

Capital Markets Funds

Large Capitalization Growth Investments

Large Capitalization Value Equity Investments

Small Capitalization Growth Investments

Small Capitalization Value Equity Investments

International Equity Investments

Emerging Markets Equity Investments

Core Fixed Income Investments

High Yield Investments

International Fixed Income Investments

Municipal Bond Investments

Money Market Investments

Prospectus

January 2, 2007, amended June 8, 2007

INVESTMENT PRODUCTS: NOT  FDIC  INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Consulting Group

Capital Markets Funds

Investments, risks and performance

About the portfolios

The manager selects and oversees professional money managers who are responsible for investing the assets of the portfolios (each a “Portfolio”) comprising Consulting Group Capital Markets Funds (the “Trust”).

You should know:

You could lose money on your investment in a Portfolio, or the Portfolio may not perform as well as other investments

An investment in any of the Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

Principal risks of investing in fixed income securities and equity securities

The Portfolios invest in fixed income securities and equity securities. Risks common to investments in fixed income securities and equity securities are set forth below. Because each Portfolio has a different investment strategy, there are also principal risks that are specific to an investment in a particular Portfolio. These unique risks are described in the Portfolio summaries beginning on the next page.

Fixed income securities:

■	When interest rates go up, prices of fixed income securities go down. This is known as interest rate risk
■	An issuer of a security may default on its obligation to pay principal and/or interest or the security’s credit rating may be downgraded. This is known as credit risk
■	An issuer of a security may prepay principal earlier than scheduled, which would force a Portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
■

Slower than expected principal payments may extend a security’s life. This locks in a below-market interest rate, increases the security’s duration and reduces the value of the security. This is known as extension risk

Equity securities:

■	Stock prices may decline generally
■	If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer’s security may be depressed

2         Consulting Group Capital Markets Funds

Large Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Portfolio will consider large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000® Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered securities of large capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

How the subadvisers select the Portfolio’s investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Trust’s Board of Trustees. Each subadviser’s investment approach is described below.

Westfield Capital Management Company, LLC (“WCM”) seeks to invest in companies with consistent or accelerating earnings growth, identifying the best opportunities through fundamental research. In addition, WCM seeks a competitive edge among large cap advisers through research visits to small and mid-cap companies. WCM’s stock selection seeks to identify companies with broad market opportunities, superior company management, disciplined capital allocation, return on invested capital trends, solid financial controls and accounting, quality balance sheets and unique market positions and pricing power. The percentage of the Portfolio’s assets allocated to WCM is 50%.

Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000 Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $1 billion to $409 billion as of July 31, 2006, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. The percentage of the Portfolio’s assets allocated to Delaware is 25%.

Wells Capital Management Inc. (“Wells Capital”) employs both proprietary screens and intensive grassroots research in order to identify high growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors. The team also analyzes the balance sheet and income statement to determine revenue and earnings drivers while paying close attention to cash flow and return on invested capital. The team believes that company dynamics and management are equally as important as balance sheet fundamentals. Finally, a strict valuation methodology is overlaid on every potential investment, and a target price is established.

The portfolio composition is closely monitored, as the team believes that constructing a well-diversified portfolio further reduces risk while enhancing return. This is a three-pronged process. First, 50%-60% of the portfolio is a core allocation to lower volatility companies with stable growth records and proven management teams. Second, 30%-40% is an allocation to developing growth companies with average volatility that are experiencing structural changes or that Wells Capital believes can capitalize on evolving opportunities. Finally, 5%-10% represents companies with a below average valuation and an above average growth outlook where a near term catalyst is expected to enhance value. The percentage of the Portfolio’s assets allocated to Wells Capital is 25%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These principal risks are described on page 2. Your investment in the Portfolio is also subject to the following specific risks:

■	Large cap or growth stocks may fall out of favor with investors
■	A share price that generally is more volatile than that of Large Capitalization Value Equity Investments because of the Portfolio’s focus on growth stocks

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the most recent ten calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not

Consulting Group Capital Markets Funds         3

relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for Large Capitalization Growth Investments

Portfolio’s best and worst calendar quarters

Best: 26.04% in 4th quarter 1998; Worst: (22.46)% in 3rd quarter 2001

Year-to-date: (2.09)% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	8.86%	(2.13)%	7.18%

Return After Taxes on Distributions	8.86%	(2.13)%	5.87%

Return After Taxes on Distributions and Sale of Portfolio Shares	5.76%	(1.80)%	5.97%

Russell 1000® Growth Index	5.26%	(3.58)%	6.73%

Lipper Large Cap Growth Funds Average	6.25%	(3.67)%	6.75%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Russell 1000® Growth Index. The index is comprised of those Russell 1000 Index securities with greater-than-average growth orientation. The Russell 1000 Index is composed of the 1,000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Large Cap Growth Funds Average. The Lipper Large Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.

4         Consulting Group Capital Markets Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.60%

Other expenses(1)	0.07%

Total annual Portfolio operating expenses(2)	0.67%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with Brown Brothers Harriman & Co. (“BBH”) that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense limitation at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.60%
Other expenses	0.07%
Management fee waivers and reimbursements	(0.01)%

Net annual Portfolio operating expenses	0.66%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$220	$679	$1,164	$2,503

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the Portfolio’s future performance; and

■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         5

Large Capitalization Value Equity Investments

Investment objective

Total return consisting of capital appreciation and dividend income.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Portfolio will consider large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered securities of large capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

How the subadvisers select the Portfolio’s investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Trust’s Board of Trustees. Each subadviser’s investment approach is described below.

Cambiar Investors, LLC (“Cambiar”) utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame. The percentage of the Portfolio’s assets allocated to Cambiar is 33%.

NFJ Investment Group L.P. (“NFJ”) focuses on the consistent mispricing of growth and value stocks, buying stocks that are out of favor based on relative value in each industry. NFJ employs a disciplined investment process focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index. The percentage of the Portfolio’s assets allocated to NFJ is 34%.

AllianceBernstein L.P. (“AllianceBernstein”) employs a dividend-discount model to determine the attractiveness of a company by comparing the present value of its projected cash flows to the current price of its stock, using this data to rank the Portfolio’s universe of stocks on the basis of long-term expected return. AllianceBernstein generally buys stocks in the top two quintiles of the ranking and usually sells those falling below the middle. AllianceBernstein also utilizes a proprietary multi-factor risk model to help assess how much diversification or concentration a security adds relative to the Portfolio’s benchmark. The percentage of the Portfolio’s assets allocated to AllianceBernstein is 33%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 2. Your investment in the Portfolio is also subject to the following specific risks:

■	Large cap or value stocks may fall out of favor with investors
■

The Portfolio can invest in issuers with a broad range of market capitalizations. To the extent the Portfolio invests in companies at the lower end of such range, the Portfolio’s investments may be more volatile and less liquid than other large cap funds

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

6         Consulting Group Capital Markets Funds

Percentage Total Returns for Large Capitalization Value Equity Investments

Portfolio’s best and worst calendar quarters

Best: 16.84% in 2nd quarter 2003; Worst: (19.69)% in 3rd quarter 2002

Year-to-date: 11.92% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	7.07%	3.13%	8.82%

Return After Taxes on Distributions	5.83%	2.51%	6.64%

Return After Taxes on Distributions and Sale of Portfolio Shares	5.47%	2.37%	6.66%

Russell 1000® Value Index	7.05%	5.28%	10.94%

Lipper Large Cap Value Funds Average	5.82%	3.44%	8.79%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Russell 1000 Value Index. The index represents the stocks in the Russell 1000 Index with less than average growth orientation. The Russell 1000 Index includes the 1,000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Large Cap Value Funds Average. The Lipper Large Cap Value Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P 500® Index.

Consulting Group Capital Markets Funds         7

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.60%

Other expenses(1)	0.08%

Total annual Portfolio operating expenses(2)	0.68%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.60%
Other expenses	0.08%
Management fee waivers and reimbursements	(0.03)%

Net annual Portfolio operating expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual cost may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$221	$682	$1,169	$2,513

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

8         Consulting Group Capital Markets Funds

Small Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Portfolio will consider small capitalization companies to be companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered to be securities of small capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

How the subadvisers select the Portfolio’s investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Trust’s Board of Trustees. Each subadviser’s investment approach is described below.

Wall Street Associates (“Wall Street”) is an active manager and follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises. The percentage of the Portfolio’s assets allocated to Wall Street is 50%.

Westfield Capital Management Company, LLC (“WCM”) uses an active management style and favors investing in earnings growth stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. WCM believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research. WCM believes that the small cap portion of the market is under-researched, and therefore less efficient than the large cap sector. It generally sells a security when a stock price exceeds full value as calculated by WCM or as evidenced by declining earnings growth rates and balance sheet trends. The percentage of the Portfolio’s assets allocated to WCM is 50%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally.

These principal risks are described on page 2. Your investment in the Portfolio is also subject to the following specific risks:

■	Growth stocks or small capitalization stocks may fall out of favor with investors
■	Recession or adverse economic trends may have a greater adverse effect on the earnings or financial condition of smaller companies than on larger ones
■	Greater volatility of share price because of the focus on small cap companies. Compared to large cap companies, small cap companies or the market for their equity securities are more likely to:
☐	Be more sensitive to changes in earnings results and investor expectations
☐	Have more limited product lines, capital resources and management depth
☐	Experience sharper swings in market values
☐	Be harder to sell at the times and prices the subadviser believes appropriate
☐	Offer greater potential for gain and loss

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Consulting Group Capital Markets Funds         9

Percentage Total Returns for

Small Capitalization Growth Investments

Portfolio’s best and worst calendar quarters

Best: 36.13% in 4th quarter 1999; Worst: (29.83)% in 3rd quarter 2001

Year-to-date: 2.73% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	8.39%	1.06%	5.95%

Return After Taxes on Distributions	8.39%	1.06%	4.27%

Return After Taxes on Distributions and Sale of Portfolio Shares	5.45%	0.90%	4.31%

Russell 2000® Growth Index	4.15%	2.28%	4.69%

Lipper Small Cap Growth Funds Average	5.83%	1.46%	8.60%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Russell 2000® Growth Index. This index represents companies in the Russell 2000 Index with better than average growth orientation. The Russell 2000 Index includes the smallest 2000 U.S. companies out of the Russell 3000® universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Small Cap Growth Funds Average. The Lipper Small Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

10         Consulting Group Capital Markets Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon the expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.80%

Other expenses(1)	0.19%

Total annual Portfolio operating expenses(2)	0.99%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.80%
Other expenses	0.19%
Management fee waivers and reimbursements	(0.04)%

Net annual Portfolio operating expenses	0.95%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$252	$775	$1,325	$2,825

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         11

Small Capitalization Value Equity Investments

Investment objective

Above average capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Portfolio will consider small capitalization companies to be companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered to be securities of small capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

How the subadvisers select the Portfolio’s investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Trust’s Board of Trustees. Each subadviser’s investment approach is described below.

NFJ Investment Group L.P. (“NFJ”) uses an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. These securities are often out of favor, and widespread securities analyst coverage is not common. NFJ also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment. The percentage of the Portfolio’s assets allocated to NFJ is 35%.

Rutabaga Capital Management LLC (“Rutabaga”) uses an active management style and focuses exclusively on micro and small cap stocks and looks to unearth uncommon or currently unfavored stocks. Rutabaga analysts employ extensive “bottom-up” fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value, but that are neglected or misperceived by the market. All candidates are subject to careful group consideration, with the final decisions being made by the portfolio manager. This process focuses on clearly identifying the catalysts that should generate accelerating earnings growth and thereby drive future stock performance. Rutabaga also attempts to mitigate downside risk by buying stocks in companies with leading market positions, but with low valuations and low investor expectations. The percentage of the Portfolio’s assets allocated to Rutabaga is 30%.

Delaware Management Company, a series of Delaware Management Company Business Trust (“Delaware”), believes that markets can misprice securities. Delaware seeks to exploit this inefficiency on a consistent basis through active, research-based management. Delaware identifies companies with market capitalizations typically less than $2 billion at the time of purchase whose values it believes are not currently recognized in the market. To do so, Delaware considers a variety of factors, including the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. Delaware’s focus is on value stocks whose prices are historically low on a given financial measure, such as profits, book value or cash flow. The percentage of the Portfolio’s assets allocated to Delaware is 35%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 2. Your investment in the Portfolio is also subject to the following specific risks:

■	Value stocks or small capitalization stocks may fall out of favor with investors
■	Recession or adverse economic trends may have a greater adverse effect on the earnings or financial condition of smaller companies than on larger ones
■	Greater volatility of share price because of the focus on small cap companies Compared to large cap companies, small cap companies, or the market for their equity securities, are more likely to:
☐	Be more sensitive to changes in earnings results and investor expectations
☐	Have more limited product lines, capital resources and management depth
☐	Experience sharper swings in market values
☐	Be harder to sell at the times and prices the subadvisers believe appropriate
☐	Offer greater potential for gain and loss

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

12         Consulting Group Capital Markets Funds

Percentage Total Returns for Small Capitalization Value Equity Investments

Portfolio’s best and worst calendar quarters

Best: 20.00% in 2nd quarter 2003; Worst: (20.30)% in 3rd quarter 2002

Year-to-date: 10.15% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	8.71%	14.12%	12.78%

Return After Taxes on Distributions	3.76%	11.79%	10.27%

Return After Taxes on Distributions and Sale of Portfolio Shares	10.35%	11.51%	10.08%

Russell 2000® Value Index	4.71%	13.55%	13.08%

Lipper Small Cap Value Funds Average	5.93%	13.50%	12.59%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Russell 2000 Value Index. The index represents stocks in the Russell 2000 Index with less than average growth orientation. The Russell 2000 Index is comprised of the smallest 2,000 U.S. stocks out of the Russell 3000 universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Small Cap Value Funds Average, which is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.80%

Other expenses(1)	0.18%

Total annual Portfolio operating expenses(2)	0.98%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.80%
Other expenses	0.18%
Management fee waivers and reimbursements	(0.03)%

Net annual Portfolio operating expenses	0.95%

Consulting Group Capital Markets Funds         13

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$251	$772	$1,320	$2,815

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

14         Consulting Group Capital Markets Funds

International Equity Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies located outside the U.S. The Portfolio focuses on companies located in developed markets, but may also invest a portion of its assets in securities of companies located in emerging markets. The Portfolio intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisers select the Portfolio’s investments

The manager has selected three subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Trust’s Board of Trustees. Each subadviser’s investment approach is described below.

William Blair & Company, LLC (“William Blair”) invests in a portfolio of growth American Depositary Receipts (“ADRs”) and ordinary shares. It seeks to provide consistent relative returns through an investment process emphasizing fundamental competitive leadership and long-term earnings and dividend growth. William Blair’s chief sources of new investment candidates are determined through a process that includes company visits, industry conferences, market and industry screens, competitor/vendor/customer analysis, outside research and media sources and thematic analysis. The percentage of the Portfolio’s assets allocated to William Blair is 30%.

Philadelphia International Advisors LP (“PIA”) utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios, such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors. The percentage of the Portfolio’s assets allocated to PIA is 40%.

Brandywine Global Investment Management, LLC (“Brandywine”) adheres to a strictly bottom-up stock selection process. Quantitative screens reduce the universe of securities to those which meet Brandywine’s definition of value, and in-depth fundamental analysis cuts the universe to those stocks with the characteristics Brandywine believes necessary to return to normal valuation. Brandywine then selects the most attractive stocks on a relative basis from 12-15 countries. The percentage of the Portfolio’s assets allocated to Brandywine is 30%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. The principal risks associated with investing in equity securities are described on page 2.

Your investment is also subject to the unique risks of investing in foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

■	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices
■

Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the subadvisers may not be able to sell securities held by the Portfolio in amounts and at prices they consider reasonable

■	The U.S. dollar may appreciate against non-U.S. currencies
■	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests
■

Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Portfolio’s ability to bring its capital or income back to the U.S. or on security prices

■	The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession
■	Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
■	The Portfolio could experience a loss from settlement and custody practices in some emerging markets
■	Withholding and other foreign taxes may decrease the Portfolio’s return

The bar chart and table shown on the following page indicate the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Consulting Group Capital Markets Funds         15

Percentage Total Returns for

International Equity Investments

Portfolio’s best and worst calendar quarters

Best: 28.41% in 4th quarter 1999; Worst: (20.82)% in 3rd quarter 2002

Year-to-date: 13.56% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	16.29%	3.60%	6.22%

Return After Taxes on Distributions	15.73%	3.30%	4.85%

Return After Taxes on Distributions and Sales of Portfolio Shares	10.59%	2.90%	4.66%

MSCI EAFE® Index	13.54%	4.55%	5.84%

Lipper International Multi-Cap Core Average	14.97%	5.12%	7.94%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Morgan Stanley Capital International EAFE® — Capitalization Weighted Index. The index is a composite portfolio of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper International Multi-Cap Core Average. The Lipper International Multi-Cap Core Average is an average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.70%

Other expenses(1)	0.10%

Total annual Portfolio operating expenses(2)	0.80%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.70%
Other expenses	0.10%
Management fee waivers and reimbursements	(0.08)%

Net annual Portfolio operating expenses	0.72%

16         Consulting Group Capital Markets Funds

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

Under the assumptions set forth below, your costs, including the maximum TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$233	$718	$1,230	$2,635

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         17

Emerging Markets Equity Investments

Investment objective

Long-term capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in countries with emerging markets, defined as a country having per capita income in the low to middle ranges, as determined by the International Bank for Reconstruction and Development (the World Bank). To diversify its investments, the Portfolio invests primarily in securities of issuers located in at least three foreign countries. The Portfolio may also invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisers select the Portfolio’s investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Trust’s Board of Trustees. Each subadviser’s investment approach is described below.

Newgate Capital Management LLC (“Newgate”) utilizes a top-down value approach and seeks to identify undervalued economic regions, countries and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental analysis, investment experience and judgment. The percentage of the Portfolio’s assets allocated to Newgate is 40%.

SSgA Funds Management, Inc. (“SSgA”) uses quantitative analysis to identify countries and stocks which are under-valued relative to their growth rates. It employs an investment process that combines country and security selection to determine an optimal portfolio structure. The percentage of the Portfolio’s assets allocated to SSgA is 60%.

Principal risks of investing in the Portfolio

Since the Portfolio invests primarily in equity securities, your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 2.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced because the Portfolio invests in countries with emerging markets. The market value for emerging market equity securities historically has been very volatile and an investment in the Portfolio involves a substantial degree of risk. These risks include:

■	Less information about emerging market issuers or markets may be available because of less rigorous disclosure or accounting standards or regulatory practices
■

Most emerging markets are smaller, less liquid and more volatile than developed markets. In a changing market, the subadvisers may not be able to sell securities held by the Portfolio in amounts and at prices they consider reasonable

■	Economic, political or social instability in an emerging market country or region may significantly disrupt the principal financial market
■

Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Portfolio’s ability to bring its capital or income back to the U.S. or on security prices

■	The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession
■	Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
■	The Portfolio could experience a loss from settlement and custody practices in some emerging markets
■	Withholding and other foreign taxes may decrease the Portfolio’s return

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

18         Consulting Group Capital Markets Funds

Percentage Total Returns for

Emerging Markets Equity Investments

Portfolio’s best and worst calendar quarters

Best: 30.40% in 4th quarter 1999; Worst: (23.67)% in 3rd quarter 1998

Year-to-date: 11.34% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 4/21/94	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	33.18%	17.63%	6.08%

Return After Taxes on Distributions	32.74%	17.27%	5.60%

Return After Taxes on Distributions and Sale of Portfolio Shares	21.56%	15.34%	5.00%

MSCI EM	34.54%	19.44%	6.98%

Lipper Emerging Markets Funds Average	32.17%	19.37%	7.84%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index. The index is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Emerging Markets Funds Average. The Lipper Emerging Markets Funds Average is an average of the reinvested performance of funds that invest in emerging market equity securities, where emerging market is defined by a country’s gross national product per capita or other economic measures.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.90%

Other expenses(1)	0.37%

Total annual Portfolio operating expenses(2)	1.27%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.90%
Other expenses	0.37%
Management fee waivers and reimbursements	(0.14)%

Net annual Portfolio operating expenses	1.13%

Consulting Group Capital Markets Funds         19

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$280	$859	$1,464	$3,100

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

20         Consulting Group Capital Markets Funds

Core Fixed Income Investments

Investment objective

Maximum total return, consistent with preservation of capital and prudent investment management.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. These fixed income securities may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; variable and floating rate securities; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises, including emerging markets; foreign currencies; mortgage dollar rolls; and obligations of international agencies or supranational entities. The Portfolio may also invest in derivatives based on these securities. The Portfolio’s focus is on fixed income securities with an intermediate maturity. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

Credit quality. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in below investment grade securities (“junk bonds”) rated B or higher by one or more nationally recognized statistical rating organizations, or, if unrated, determined by the applicable subadviser of the Portfolio to be of comparable quality.

Duration. The Portfolio’s average duration ranges from three to six years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio’s holdings to changes in interest rates. Individual investments may be of any maturity.

How the subadvisers select the Portfolio’s investments

The manager has selected four subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Trust’s Board of Trustees. Each subadviser’s investment approach is described below.

Pacific Investment Management Company LLC (“PIMCO”) employs top-down and bottom-up investment techniques. It implements the following “top-down” strategies: duration and volatility analyses, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading. The percentage of the Portfolio’s assets allocated to PIMCO is 25%.

BlackRock Financial Management, Inc. (“BlackRock”) employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Portfolio’s assets allocated to BlackRock is 25%.

Western Asset Management Company (“Western”) focuses on investment grade long-term securities, including those issued by U.S. governmental and corporate issuers, U.S. dollar-denominated fixed income securities of foreign issuers and mortgage-backed and asset-backed securities. Western’s team approach to investment management emphasizes four key strategies to enhance total return: adjusting the allocation of their portfolio among the key sectors of the fixed income market — government, corporate and mortgage- and asset-backed — depending on its forecast of relative values; purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high; tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustments made to reflect Western’s long-term outlook for interest rates; and positioning the term structure of the portfolio to take advantage of market developments. The percentage of the Portfolio’s assets allocated to Western is 25%.

Metropolitan West Asset Management, LLC (“MWAM”) utilizes five value-added principal strategies in conjunction with long-term economic outlook: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution. The first three strategies are top-down in orientation and start with a decision of where within the plus-or-minus one-year range around the benchmark the duration should be established. Overall average duration is determined using a concentration of intermediate maturity issues or a combination of long- and short-term issues. Relative value decisions are made emphasizing government, agency, corporate, mortgage-backed or asset-backed securities. The bottom-up strategies of security selection and execution involve the day-to-day combing of the bond market for opportunities and aggressive and informed negotiation of prices. The resulting portfolio is diversified across U.S. dollar-denominated maturities, sectors and securities and across the principal strategies. The percentage of the Portfolio’s assets allocated to MWAM is 25%.

The percentage of the Portfolio’s assets allocated to each other subadviser is 25%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 2.

Consulting Group Capital Markets Funds         21

Your investment is also subject to the following specific risks:

■	Greater sensitivity to rising interest rates than Money Market Investments because of the Portfolio’s longer average maturity
■	Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securities
■	Increased volatility in share price to the extent the Portfolio holds mortgage derivative securities having embedded leverage or unusual interest rate reset terms

The Portfolio may be subject to more risk to the extent that it could be investing in below investment grade securities as part of its investment objective. Lower quality securities are speculative and have only an adequate capacity to pay principal and/or interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and/or interest payments.

The Portfolio may be subject to more risk to the extent it invests in derivatives. A derivative contract will obligate or entitle the Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Portfolio’s interest rate, securities market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Portfolio’s assets less liquid and harder to value, especially in declining markets.

The bar chart and table shown below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

Core Fixed Income Investments

Portfolio’s best and worst calendar quarters

Best: 4.85% in 3rd quarter 2001; Worst: (2.30)% in 2nd quarter 2004

Year-to-date: 2.90% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	2.28%	5.18%	5.32%

Return After Taxes on Distributions	0.79%	3.38%	3.20%

Return After Taxes on Distributions and Sale of Portfolio Shares	1.48%	3.34%	3.21%

Lehman Brothers Intermediate Government/Credit Bond Index	1.58%	5.50%	5.80%

Lipper Intermediate Investment Grade Debt Funds Average	1.82%	5.27%	5.38%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

22         Consulting Group Capital Markets Funds

Benchmarks

The Portfolio’s benchmark is the Lehman Brothers Intermediate Government/Credit Bond Index. The index is composed of debt securities of the U.S. Government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Intermediate Investment Grade Debt Funds Average. The Lipper Intermediate Investment Grade Debt Funds Average is an average of the reinvested performance of funds that invest in corporate investment grade debt issues rated in the top four grades by a nationally recognized rating organization with dollar-weighted average maturities of five to ten years.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.40%

Other expenses(1)	0.11%

Total annual Portfolio operating expenses(2)	0.51%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.40%
Other expenses	0.11%
Management fee waivers and reimbursements	(0.02)%

Net annual Portfolio operating expenses	0.49%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$204	$630	$1,083	$2,337

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         23

High Yield Investments

Investment objective

A high level of current income by investing primarily in below investment grade debt securities.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of corporate issuers located in the United States rated below investment grade by two or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the subadvisers. The Portfolio may invest up to 20% of its assets in securities of issuers located in developed and emerging foreign countries. The Portfolio may also invest up to 20% of its assets in equity and equity-related securities, including convertible securities, preferred stock, warrants and rights.

Credit quality. The Portfolio invests primarily in fixed income securities rated below investment grade by two or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the subadvisers. Securities rated below investment grade are commonly known as “junk bonds.”

Duration. The Portfolio’s average duration ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio’s holdings to changes in interest rates. Individual securities may be of any maturity.

How the subadvisers select the Portfolio’s investments

The manager has selected two subadvisers to manage the Portfolio. Each subadviser manages its portion of the Portfolio’s assets using a different investment style. The manager may adjust the allocation of the Portfolio’s assets among subadvisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets must be approved by the Trust’s Board of Trustees. Each subadviser’s investment approach is described below.

Penn Capital Management Co., Inc. (“Penn Capital”) uses an initial universe that is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier.

STEP 1: Macro-Outlook

The team determines sectors/industries that may offer relative value based on Penn Capital’s macro-economic outlook. The team will review and evaluate:

■	The economic cycle
■	Business environment
■	Industry/sector analysis
■	Interest rates

STEP 2: Spread to treasury screen

Penn Capital scans this group for companies with spreads to treasury that are wider than:

■	Comparable companies
■	Industry averages
■	Historical averages

STEP 3: Improving metrics

Penn Capital further screens these companies for improving metrics as measured by:

■	Debt/Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)
■	EBITDA/interest expense
■	Debt/free cash flow

STEP 4: Liquidity outlook

The team analyzes the liquidity outlook of the company through:

■	Bank loan facility analysis
■	Covenant review analysis
■	Asset value analysis

STEP 5: Qualitative Research

After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team will:

■	Interview and evaluate company management
■	Look for strong fundamentals/positive catalysts
■	Speak with suppliers/customers/competitors/industry experts

STEP 6: Recommendation

The primary and secondary analyst/portfolio managers present their best new idea(s) to the investment team. All members of the team are involved in this discussion and additional information/analysis may be requested.

STEP 7: Portfolio Construction

The team determines whether or not the credit is suitable for the portfolio given its impact on Penn Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

24         Consulting Group Capital Markets Funds

Once a credit passes the criteria within the seven steps, the primary and secondary analyst makes the recommendation to purchase the credit to the investment committee, which consists of Penn Capital’s Chief Investment Officer, its Director of Research, four portfolio managers and three research analysts. Team discussion typically leads to questions that need to be answered and follow up work to be completed. A new idea needs consensus agreement by the team to be included in the portfolio. The percentage of the Portfolio’s assets allocated to Penn Capital is 50%.

Western Asset Management Company (“Western”) uses multiple strategies, including issue selection, subsector allocation and other technical factors, to minimize risk and maximize return through diversification among industry, quality and security sectors. Western’s investment process uses a team approach based on bottom-up research to identify attractive industries and analyze individual companies and issues for appropriate credit parameters and total rate of return potential, and top-down macroeconomic analysis to develop an investment outlook. Western’s goal is to seek out companies with superior management teams with strong track records, defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under multiple scenarios. The percentage of the Portfolio’s assets allocated to Western is 50%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. However, these risks, which are described on page 2, are significantly greater for the Portfolio because of its focus on non-investment grade fixed income securities.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Portfolio is subject to the following specific risks:

■	Increased price sensitivity to changing interest rates
■	Greater risk of loss because of default or declining credit quality
■	Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
■	A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The market value of foreign securities may decline because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid, more volatile and harder to value than securities of U.S. issuers. Additionally, in a changing market, the subadvisers may not be able to sell securities held by the Portfolio in amounts and at prices they consider reasonable.

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year for each full calendar year since its inception on July 13, 1998. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Consulting Group Capital Markets Funds         25

Percentage Total Returns for

High Yield Investments

Portfolio’s best and worst calendar quarters

Best: 6.86% in 2nd quarter 2003; Worst: (7.80)% in 2nd quarter 2002

Year-to-date: 4.86% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 7/13/98	1 year	5 years	Since Inception
Portfolio (without advisory program fee)*

Return Before Taxes	2.18%	5.41%	1.88%

Return After Taxes on Distributions	(0.34)%	2.37%	(1.53)%

Return After Taxes on Distributions and Sale of Portfolio Shares	1.39%	2.73%	(0.54)%

Lehman Brothers High Yield Index**	2.74%	8.85%	4.92%

Lipper High Current Yield Funds Average**	2.50%	7.26%	3.38%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.
**	Index and Lipper comparisons begin on 7/31/98.

Benchmarks

The Portfolio’s benchmark is the Lehman Brothers High Yield Index, a broad-based market measure of high yield bonds, commonly known as “junk bonds.” The index is designed to mirror the investible universe of the dollar-denominated high yield debt market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance to the Lipper High Current Yield Funds Average. It is an average of the reinvested performance of funds that aim for high current yield and tend to invest in lower-grade debt.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.70%

Other expenses(1)	0.16%

Total annual Portfolio operating expenses(2)	0.86%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.70%
Other expenses	0.16%
Management fee waivers and reimbursements	(0.19)%

Net annual Portfolio operating expenses	0.67%

26         Consulting Group Capital Markets Funds

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$239	$736	$1,260	$2,696

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You redeem at the end of each period;
■	You reinvest all dividends and distributions;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         27

International Fixed Income Investments

Investment objective

Maximize current income consistent with the protection of principal.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar-denominated fixed income securities. The Portfolio invests primarily in fixed income securities of issuers located in at least three countries, including the U.S., and will not invest more than 25% of its assets in the securities of governments or corporations in any one country. Up to 10% of the Portfolio’s total assets may be invested in fixed income securities of issuers located in emerging markets countries.

The fixed income instruments in which the Portfolio may invest include obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises, including those in emerging markets; securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; variable and floating rate securities; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; foreign currencies; mortgage dollar rolls; and obligations of international agencies or supranational entities. The Portfolio may also invest in derivatives based on these securities. The Portfolio attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading swaps, currency futures contracts and options on these futures. The Portfolio may also invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

Credit Quality: The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in below investment grade securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”), or, if unrated, determined by the subadviser of the Portfolio to be of comparable quality.

Duration: The Portfolio’s average duration ranges from two to eight years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio’s holdings to changes in interest rates. The Portfolio may invest in individual securities of any maturity.

How the subadviser selects the Portfolio’s investments

The manager has selected one subadviser to manage the Portfolio. The subadviser’s investment approach is described below.

Pacific Investment Management Company LLC’s (“PIMCO”) total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 2.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

■	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices
■

Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the subadviser may not be able to sell securities held by the Portfolio in amounts and at prices the subadviser considers reasonable

■	The foreign governmental issuer may default on, declare a moratorium on, or restructure its obligations
■	The U.S. dollar may appreciate against non-U.S. currencies
■	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests
■

Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Portfolio’s ability to bring its capital or income back to the U.S. or on security prices

■

To the extent the Portfolio invests a significant portion of its assets in a concentrated geographical area, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments

The Portfolio may be subject to more risk to the extent that it could be investing in below investment grade securities as part of its investment objective. Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

The Portfolio may be subject to more risk to the extent it invests in derivatives. A derivative contract will obligate or entitle the Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Portfolio’s interest rate, market and currency exposure. Therefore, using derivatives can disproportionately increase Portfolio losses and reduce opportunities for gains when interest rates, securities prices or currency rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond

28         Consulting Group Capital Markets Funds

accurately to changes in the value of the Portfolio’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Portfolio’s assets less liquid and harder to value, especially in declining markets.

The Portfolio is a “non-diversified portfolio,” which means that it is permitted to invest in a limited number of issuers. To the extent the Portfolio concentrates its investments in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.

The bar chart and table shown below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

International Fixed Income Investments

Portfolio’s best and worst calendar quarters

Best: 11.91% in 2nd quarter 2002; Worst: (5.43)% in 1st quarter 1999

Year-to-date: 4.21% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	(9.26)%	6.67%	4.57%

Return After Taxes on Distributions	(10.24)%	4.54%	2.26%

Return After Taxes on Distributions and Sale of Portfolio Shares	(5.86)%	4.46%	2.48%

Citigroup Non-U.S. World Gov. Bond Index—Hedged	5.69%	5.13%	7.21%

Citigroup Non-U.S. World Gov. Bond Index—Unhedged	(9.20)%	7.26%	4.42%

Lipper International Income Funds Average	(4.65)%	7.17%	5.73%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s benchmark is the Citigroup Non-U.S. World Government Bond Index—Hedged. The benchmark was changed in January 2006 from the Citigroup Non-U.S. World Government Bond Index—Unhedged in order to reflect the Board’s approval of a change in non-fundamental policies to permit the Portfolio to hedge at least 80% of the Portfolio’s exposure to foreign currency. The index is a market capitalization-weighted index consisting of government bond markets in 13 developed countries, excluding the U.S. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper International Income Funds Average. The Lipper Average is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.

Consulting Group Capital Markets Funds         29

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.50%

Other expenses(1)	0.22%

Total annual Portfolio operating expenses(2)	0.72%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.50%
Other expenses	0.22%
Management fee waivers and reimbursements	(0.02)%

Net annual Portfolio operating expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$225	$694	$1,189	$2,553

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

30         Consulting Group Capital Markets Funds

Municipal Bond Investments

Investment objective

A high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes. The Portfolio’s investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.

Credit quality. The Portfolio limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadviser.

Maturity. The Portfolio is generally composed of securities having a full range of maturities. Individual investments may be of any maturity.

How the subadviser selects the Portfolio’s investments

The manager has selected one subadviser to manage the Portfolio. The subadviser’s investment approach is described below.

McDonnell Investment Management, LLC (“McDonnell”) employs a conservative approach to active municipal bond management. Average duration is typically maintained at 90 - 105% of the benchmark duration. In order to add value, McDonnell attempts to identify relative value opportunities among securities and sectors, as well as exploiting anticipated changes in the slope of the yield curve.

Principal risks of investing in the Portfolio

Because municipal obligations are a type of fixed income security, your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 2.

Your investment in the Portfolio is also subject to the following specific risks:

■

New federal or state legislation or Internal Revenue Service determinations may adversely affect the tax-exempt status of securities held by the Portfolio or the financial ability of the municipalities to repay these obligations

■	The issuer of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs

It is possible that some of the Portfolio’s income distributions may be, and distributions of the Portfolio’s gains will be, subject to federal taxation. The Portfolio may realize taxable gains on the sale of its securities or other transactions, and some of the Portfolio’s income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. In addition, distributions of the Portfolio’s income and gains generally will be subject to state taxation.

The bar chart and table shown on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark index and its Lipper peer group. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Consulting Group Capital Markets Funds         31

Percentage Total Returns for

Municipal Bond Investments

Portfolio’s best and worst calendar quarters

Best: 5.28% in 4th quarter 2000; Worst: (2.80)% in 2nd quarter 1999

Year-to-date: 3.27% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	2.40%	5.01%	4.85%

Return After Taxes on Distributions	1.05%	3.54%	3.18%

Return After Taxes on Distributions and Sale of Portfolio Shares	1.55%	3.40%	3.11%

Lehman Brothers Municipal Bond Index	3.51%	5.59%	5.71%

Lipper General Municipal Debt Funds Average	3.06%	4.77%	4.76%

*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

Benchmarks

The Portfolio’s primary benchmark is the Lehman Brothers Municipal Bond Index. The index is a composite measure of the total return performance of the municipal bond market. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper General Municipal Debt Funds Average. The Lipper General Municipal Debt Funds Average is an average of the reinvested performance of funds that invest in municipal debt issues in the top four credit ratings as determined by a nationally recognized statistical rating organization.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.40%

Other expenses(1)	0.22%

Total annual Portfolio operating expenses(2)	0.62%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

(2)	The manager has voluntarily waived a portion of its fees. The manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.40%
Other expenses	0.22%
Management fee waivers and reimbursements	(0.01)%

Net annual Portfolio operating expenses	0.61%

32         Consulting Group Capital Markets Funds

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$215	$664	$1,139	$2,452

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance ; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         33

Money Market Investments

Investment objective

To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Principal investment strategies

The Portfolio invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), at the time of acquisition.

Credit Quality. The Portfolio invests exclusively in high quality securities, generally those that are in the top two tiers of credit quality.

Maturity. Individual securities must have remaining maturities of 397 days or less. The Portfolio maintains an average dollar-weighted portfolio maturity of 90 days or less.

How the subadviser selects the Portfolio’s investments

The manager has selected one subadviser to manage the Portfolio. The subadviser’s investment approach is described below.

Standish Mellon Asset Management Company LLC (“Standish”) seeks to maintain a constant net asset value of $1 per share by investing in securities which it believes presents minimal credit risks. Standish focuses on improving the Portfolio’s yield by:

■	Actively managing sector allocations and the average maturity of the Portfolio.
■	Monitoring the spread relationships between U.S. Treasury and government agency issues and purchasing agencies when they provide a yield advantage.
■	Adjusting average portfolio maturity to reflect the subadviser’s outlook on interest rates.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 2. Because the Portfolio invests exclusively in short-term, high-quality debt securities, these risks are less significant than in the case of Portfolios which invest in longer-term securities or in below investment grade securities.

Securities issued by certain agencies and instrumentalities of the U.S. Government are not guaranteed by the U.S. Government and are supported solely by the credit of the instrumentality.

The Portfolio seeks to maintain a $1 share price. However, the maintenance of a $1 share price is not guaranteed and you may lose money on your investment.

The bar chart and table shown below and on the following page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for the ten most recent calendar years. The table shows how the Portfolio’s average annual returns for different calendar periods compare to the return on the 90-day Treasury bill and its Lipper peer group. The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

Money Market Investments

34         Consulting Group Capital Markets Funds

Portfolio’s best and worst calendar quarters

Best: 1.51% in 3rd quarter 2000; Worst: 0.11% in 2nd quarter 2004

Year-to-date: 3.31% (through 3rd quarter 2006)

Average Annual Total Returns (for the periods ended December 31, 2005)

Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*

Return Before Taxes	2.61%	1.87%	3.46%

90-day T-bill Index	3.07%	2.11%	3.63%

Lipper U.S. Government Money Market Fund Index	2.42%	1.61%	3.33%

*	The Portfolio is available only to investors participating in advisory programs. These programs charge an annual fee, which in the case of TRAK® Personalized Investment Advisory Service may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your returns.

The Portfolio’s 7-day yield as of December 31, 2005 was 3.47%.

Benchmark

The Portfolio’s benchmark is the rate of return reflected in the 90-day Treasury Bill Index. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance to the Lipper U.S. Government Money Market Funds Index, an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective. An investor cannot invest directly in an index.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio’s latest fiscal year.

Shareholder Fees

(fees paid directly from your investment)
Shareholder fees	None

Maximum annual TRAK® fee	1.50%

Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)

Management fee	0.15%

Other expenses(1)	0.35%

Total annual Portfolio operating expenses	0.50%

(1)

The amount set forth in “Other expenses” has been restated to reflect the estimated effect of new transfer agency contracts that became effective January 1, 2006, and new administration/accounting and custody agreements with BBH that went into effect on January 2, 2007.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$203	$627	$1,077	$2,326

The example assumes:

■	You invest $10,000 in the Portfolio for the time periods indicated;
■	You reinvest all dividends and distributions;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
■	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         35

More on the Portfolios’ investments

The section entitled “Investments, risks and performance” describes the Portfolios’ investment objectives and their principal investment strategies and risks. This section provides some additional information about the Portfolios’ investments and certain investment management techniques the Portfolios may use. More information about the Portfolios’ investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Percentage limits

Some Portfolio policies in this section are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the values of a Portfolio’s investments.

Portfolio holdings. The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities holdings are available in the SAI.

Equity investments. The equity oriented Portfolios may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Fixed income investments. The fixed income oriented Portfolios (except Money Market Investments and Municipal Bond Investments, which limit their investments to certain types of fixed income instruments) may invest in all types of fixed income securities. The equity oriented Portfolios may invest a portion of their assets in fixed income securities. Fixed income investments include, but are not limited to, bonds, notes (including structured notes), mortgage-related and asset-backed securities, convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market instruments. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”) are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

Core Fixed Income Investments and International Fixed Income Investments may invest in fixed- and floating-rate loans, which generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Core Fixed Income Investments and International Fixed Income Investments each may obtain event-linked exposure by investing in “event- linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures also may be subject to liquidity risk.

36         Consulting Group Capital Markets Funds

Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

An individual security’s maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an “effective” maturity which is shorter or longer than its stated maturity depending on the degree of prepayment or extension risk associated with that security. Duration is the measure of an individual security’s price sensitivity to changing interest rates. The longer a security’s duration, the more sensitive that security’s price will be to changes in interest rates.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect parti-cipations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related securities issued by certain agencies and instrumentalities of the U.S. Government are not guaranteed by the U.S. Government and are supported only by the credit of the instrumentality.

Core Fixed Income Investments and International Fixed Income Investments may each invest in mortgage- or other asset-backed securities. Core Fixed Income Investments and International Fixed Income Investments may each invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMO’s”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

One type of SMB has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. Each of Core Fixed Income Investments and International Fixed Income Investments may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Core Fixed Income Investments and International Fixed Income Investments may each invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. Core Fixed Income Investments and International Fixed Income Investments may each invest in other types of asset-backed securities.

Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only mortgage-backed securities are particularly subject to prepayment risk. A Portfolio may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal-only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Foreign securities. Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio’s assets.

Emerging market investments involve greater risks than investing in more developed countries and are subject to severe price declines. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property may be more likely in emerging markets. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors. The manager generally considers an emerging market security to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations or the United Nations or its authorities.

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments and Small Capitalization Value Equity Investments may invest up to 10% of their assets in foreign securities, including emerging market securities. Core Fixed Income Investments may invest up to 30% of its assets in non-U.S. dollar-denominated securities and may invest up to 10% of its assets in emerging market securities.

Portfolios that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies)

Consulting Group Capital Markets Funds         37

to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Portfolio will segregate assets determined to be liquid by its subadviser to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Municipal obligations. Municipal Bond Investments invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the Portfolio’s ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the Portfolio’s ability to recover interest or principal in the event of a default by the issuer.

The Portfolio will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads; public housing authorities; general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.

Credit quality

A Portfolio’s rating criteria are applied at the time of purchase of a security. If the security is subsequently downgraded, the subadviser may, but is not required to, sell the security. If a security is rated differently by two or more rating organizations, the subadviser may use the higher rating to determine the security’s rating category.

Securities are considered investment grade if they are:

■	rated in one of the top four long-term rating categories by a nationally recognized statistical rating organization.
■	unrated securities that the subadviser believes to be of comparable quality.

Securities are considered below investment grade if they are rated below the top four long-term ratings or are of equivalent quality if unrated. Below investment grade securities, also known as “high yield securities” (commonly known as “junk bonds”), are subject to:

■	the increased risk of an issuer’s inability to meet principal and interest obligations.
■	greater price volatility because of a heightened sensitivity to changing interest rates.
■	less liquidity.
■	greater sensitivity to adverse company-specific events.

Derivative instruments. Each Portfolio, except Money Market Investments, may, but is not required to, use derivative instruments for any of the following purposes:

■	To hedge against adverse changes caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Portfolio.
■	As a substitute for purchasing or selling securities.
■	To shorten or lengthen the effective maturity or duration of a Portfolio’s fixed income investments.
■	To enhance a Portfolio’s potential gain in non-hedging situations.
■	To increase a Portfolio’s liquidity.

The Portfolios may use various types of derivative instruments, including swaps, structured notes, options on securities and securities indices, futures and options on futures (except Money Market Investments and Municipal Bond Investments) and, for those Portfolios that invest directly in foreign securities, forward currency contracts, currency futures contracts and options on currencies and currency futures. A derivative contract will obligate or entitle a Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivative instruments can have a big impact on a Portfolio’s interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase Portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other party to certain derivative contracts presents the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Portfolio’s assets less liquid and harder to value, especially in declining markets.

Mortgage dollar rolls. Core Fixed Income Investments and International Fixed Income Investments may each enter into mortgage dollar roll transactions to earn additional income. In these transactions, a Portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio loses the right to receive interest and principal payments on the security it sold. However, the Portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits

38         Consulting Group Capital Markets Funds

from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. A Portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value because of market conditions or prepayments on the underlying mortgages.

High yield securities. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in high yield securities. These are commonly known as “junk bonds” and involve a substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. The Portfolio may experience increased price sensitivity to changing interest rates and greater risk of loss because of default or declining credit quality. In addition, adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments. A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time.

Swaps. Emerging Markets Equity Investments, with respect to 20% of the total assets allocated to SSgA, Core Fixed Income Investments, with respect to 20% of the Portfolio’s total assets and International Fixed Income Investments with respect to 20% of the Portfolio’s total assets, may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Each of Core Fixed Income Investments and International Fixed Income Investments also may engage in other swap transactions, including, but not limited to, swap agreements on interest rates, specific securities, and credit and event-linked swaps, each with respect to 20% of the total Portfolio (aggregated for all types of swaps). To the extent a Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. Each of Core Fixed Income Investments and International Fixed Income Investments may also enter into options on swap agreements (“swaptions”). Each Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Each of Core Fixed Income Investments and International Fixed Income Investments may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.

A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each of Core Fixed Income Investments and International Fixed Income Investments may write (sell) and purchase put and call swaptions.

Repurchase agreements. Certain of the Portfolios may enter into repurchase agreements, in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse repurchase agreements, dollar rolls and other borrowings. Certain of the Portfolios may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some

Consulting Group Capital Markets Funds         39

purposes. A Portfolio will segregate assets determined to be liquid by its subadviser or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. Each Portfolio may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio’s total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio’s total assets.

Delayed funding loans and revolving credit facilities. Each of Core Fixed Income Investments and International Fixed Income Investments may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by its subadviser in accordance with procedures established by the Trust’s Board of Trustees in an amount sufficient to meet such commitment.

Short sales. Core Fixed Income Investments, with respect to the assets allocated to PIMCO, and International Fixed Income Investments may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate assets determined to be liquid by its subadviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid securities. Each Portfolio may invest up to 10% in illiquid securities, except Core Fixed Income Investments and International Fixed Income Investments, which may each invest up to 15% in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Portfolio has valued the security. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Defensive investing. The Portfolios may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. To the extent that a Portfolio invests defensively, it may not achieve its investment objective.

Impact of high portfolio turnover. Each Portfolio may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a Portfolio’s performance.

Order of exemption. The Trust is subject to an Order of Exemption from the Department of Labor (“DOL”) requiring the Portfolios to limit their investments in the securities of affiliates of Citigroup Global Markets Inc. (“Citigroup Global Markets”), including Citigroup Inc. (“Citigroup”), to one percent of a Portfolio’s net assets. However, this percentage may be exceeded where the amount held by the subadviser is used to replicate an established third party index such as the S&P 500 Index. On October 24, 2005, Citigroup Global Markets filed a request for exemption with the DOL to request the DOL to temporarily amend and clarify the definition of “affiliate” as it relates to the transaction between Citigroup and Legg Mason, Inc. (“Legg Mason”) as more fully described in the SAI.

Investment policies. The Portfolios’ non-fundamental investment policies generally may be changed by the Trust’s Board of Trustees without shareholder approval. The Portfolios’ 80% investment policies are non-fundamental, except for Municipal Bond Investments, and may be changed by the Board of Trustees on 60 days’ notice to shareholders of the affected Portfolio. Municipal Bond Investments’ 80% investment policy is fundamental and may be changed only by a vote of its shareholders.

More information about investment styles. A top down investment approach places greater emphasis on selecting the industries or sectors, or in the case of an international fund, country allocations, that the subadviser believes will outperform the market rather than on individual stock selection. Consequently, these subadvisers place greater emphasis upon economic and market trends. A subadviser using a bottom up approach primarily emphasizes the outlook for individual companies. Stock picking and not overall market trends or industry or sector weightings is most important. A subadviser using a contrarian approach primarily focuses on companies which are out of favor and/or their market values are depressed. The subadviser believes the stock market will adjust ultimately to reflect the intrinsic value of these companies. If a subadviser or Portfolio focuses upon growth stocks, the emphasis is upon companies whose earnings are expected to increase at a rate that exceeds the average of the market as a whole. Value investing seeks to identify companies that have an underlying value that is not currently reflected in the company’s market price. The subadviser anticipates that over time the market will reflect the underlying value in the market price.

40         Consulting Group Capital Markets Funds

The manager

The manager. The Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), serves as the manager for the Portfolios. The manager’s address is 388 Greenwich Street, New York, NY 10013. CIAS is a Delaware corporation formed on September 21, 2005 and is an affiliate of Citigroup Global Markets. The manager and Citigroup Global Markets are subsidiaries of Citigroup. Citigroup businesses produce a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the Portfolios. They may also own the securities of these issuers. However, in making investment decisions for the Portfolios, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the Portfolios acquire securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates. As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the assets of the Portfolios. The Consulting Group was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisers. Since 1973, the Consulting Group has grown to become one of the nation’s foremost organizations providing portfolio evaluation, asset allocation, market analysis and investment adviser selection services.

A discussion regarding the Board of Trustees’ basis for approving the Management Agreement and sub-advisory agreements is available in the Trust’s Annual Report for the year ended August 31, 2006.

The evaluation process

The Consulting Group screens approximately 500 registered investment advisory firms, tracks the performance of more than 10,000 firms on its comprehensive database and evaluates the strength and performance of advisory firms in Consulting Group programs each year. Throughout the evaluation, the Consulting Group focuses on a number of key issues:

■	level of expertise
■	relative performance and consistency of performance
■	strict adherence to investment discipline or philosophy
■	personnel, facility and financial strength
■	quality of service and communication

The distributor. Citigroup Global Markets serves as the Portfolios’ distributor.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Portfolios’ distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Portfolio. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Portfolio to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The administrator. Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s fund administrator. For its administrative services, BBH receives an annual asset based fee of 0.0275% on assets up to the first $5 billion and 0.0200% on assets in excess of $5 billion and out-of-pocket expenses. The assets used to determine the administration fee are calculated based on the Trust in aggregate.

The subadvisers. The subadvisers are responsible for the day-to-day investment operations of the Portfolios in accordance with each Portfolio’s investment objectives and policies. The name and address of each subadviser, and the name and background of each portfolio manager, are included on pages 42 through 49.

The SAI provides additional information about compensation paid to each subadviser’s portfolio managers, other accounts managed by such portfolio managers and the portfolio managers’ ownership of a Portfolio’s securities.

The subadviser selection process. Subject to the review and approval of the Board of Trustees, the Consulting Group is responsible for selecting, supervising and evaluating subadvisers who manage the Portfolios’ assets. The Consulting Group may adjust the allocation of a Portfolio’s assets among the subadvisers by up to 10%. Any adjustment affecting more than 10% of a Portfolio’s assets can be made only by the Board of Trustees. The Consulting Group employs a rigorous evaluation process to select those subadvisers that have distinguished themselves through consistent and superior performance. The Consulting Group is also responsible for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.

Consulting Group Capital Markets Funds         41

The Portfolios rely upon an exemptive order from the SEC which permits the manager to select new subadvisers or replace existing subadvisers without first obtaining shareholder approval. The Trustees, including a majority of the “non-interested” Trustees, must approve each new subadvisory contract. This allows the manager to act more quickly to change subadvisers when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolios will provide investors with information about each new subadviser and its subadvisory contract within 90 days of the engagement of a new subadviser.

The names and addresses of the subadvisers, the percentage of Portfolio assets each subadviser manages and certain information about the portfolio manager and portfolio management team for each Portfolio are set forth below.

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
Large Capitalization Growth Investments	Westfield Capital Management Company, LLC One Financial Center 24th Floor Boston, MA 02111	50%	Arthur J. Bauernfeind Chairman & CEO Chairman and Chief Executive Officer (1989-present).	2004
			William A. Muggia President & CIO Chief Investment Officer and President (2001-present).	2004
			Ethan J. Meyers Senior Vice President Senior Vice President responsible for covering Financials & Consumer Services (2004-present). Mr. Meyers joined Westfield in 1999.	2004
			Scott R. Emerman Senior Security Analyst Mr. Emerman serves as senior security analyst responsible for covering Consumer Discretionary and Consumer Staples. Previously, Vice President, Harbor Capital Management Equity Research (1997-2002).	2004
	Wells Capital Management Inc. 525 Market Street 10th Floor San Francisco, CA 94105	25%	Thomas J. Pence, CFA Managing Director and Senior Portfolio Manager Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. He joined Wells Capital in 2000.	2006
			Michael C. Harris, CFA Portfolio Manager & Research Analyst Portfolio Manager and Research Analyst (2000-present).	2006
	Delaware Management Company 2005 Market Street Philadelphia, PA 19103	25%	Jeffrey S. Van Harte, CFA Senior Vice President and Chief Investment Officer Mr. Van Harte joined Delaware Investments in 2005 and is the chief investment officer for the firm’s Focus Growth Equity team. Most recently, he was a principal and executive vice president at Transamerica Investment Management.	2006
			Christopher J. Bonavico, CFA Vice President, Senior Portfolio Manager and Equity Analyst Mr. Bonavico joined Delaware Investments in 2005 and is a senior portfolio manager on the firm’s Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management.	2006

42         Consulting Group Capital Markets Funds

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Christopher M. Ericksen, CFA Vice President, Portfolio Manager and Equity Analyst Mr. Ericksen joined Delaware Investments in 2005 as a portfolio manager on the firm’s Focus Growth Equity team. Previously, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management.	2006
			Daniel J. Prislin, CFA Vice President, Senior Portfolio Manager and Equity Analyst Mr. Prislin joined Delaware Investments in 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management since 1998.	2006
Large Capitalization Value Equity Investments	Cambiar Investors, LLC 2401 East Second Avenue Suite 400 Denver, CO 80206	33%	Brian M. Barish, CFA Principal — President and Director of Research President, Treasurer, Director of Research, Portfolio Manager and Chairman of the Oversight Board of Cambiar (2002-present); President, Treasurer, Director of Research, Portfolio Manager and Oversight Board Member of Cambiar (2001-present); President, Treasurer, Director of Research, Portfolio Manager and Director of Cambiar Investors, Inc. (2000-2001).	2004
			Michael J. Gardner, CFA Principal — Portfolio Manager, Investment Analyst Principal and Portfolio Manager for Cambiar (2003-present); Vice President and Portfolio Manager for Cambiar (2001-2003); Vice President and Portfolio Manager for Cambiar Investors, Inc. (1999-2001).	2004
			Maria L. Azari, CFA Principal — Portfolio Manager, Investment Analyst Principal and Portfolio Manager for Cambiar (2003-present); Vice President and Portfolio Manager for Cambiar (2001-2003).	2004
			Ania A. Aldrich, CFA Principal — Portfolio Manager, Investment Analyst Principal and Portfolio Manager for Cambiar (2003-present); Vice President and Portfolio Manager for Cambiar (2001-2003).	2004
			Timothy A. Beranek Vice President — Portfolio Manager, Investment Analyst Partner and Portfolio Manager/Investment Analyst for Cambiar (2005-present); Vice President and Portfolio Manager/Investment Analyst for Cambiar (2003-2004); Securities Analyst/Assistant Portfolio Manager for Cambiar (1999-2003).	2004
	NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	34%	Paul A. Magnuson Managing Director Senior research analyst and portfolio manager NFJ (1992-present).	2005

Consulting Group Capital Markets Funds         43

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Ben J. Fischer, CFA Managing Director Mr. Fischer is a founding partner of NFJ Investment Group. He has been with NFJ since 1989.	2006
			Chris Najork, CFA Managing Director Mr. Najork is a founding partner of NFJ Investment Group. He has been with NFJ since 1989.	2006
			Jeffrey S. Partenheimer, CFA, CPA Managing Director Mr. Partenheimer joined NFJ in 1999.	2006
			Thomas W. Oliver, CPA Portfolio Manager Mr. Oliver has over eight years of experience in accounting, reporting, and financial analysis. Prior to joining NFJ in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999.	2006
	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	33%	Marilyn Fedak Co-Chief investment Officer — US Value Equities CIO — US value equities and chairman of the US Value Equity Investment Policy Group (1993-present). In 2003, she became head of the Bernstein value equities business.	2001
			John Mahedy Co-Chief investment Officer — US Value Equities Co-CIO — US Value equities (2003-present); Director of Research — US Value Equities (2001-present).	2001
			Mark Gordon Director of Global Quantitative Research Director of Global Quantitative Research (2004-present); Director of Quantitative Research (1997-2004).	2001
			John Phillips Senior Portfolio Manager Senior Portfolio Manager and Chairman of Bernstein’s Proxy Voting Committee. Mr. Phillips joined Bernstein in 1994.	2001
Small Capitalization Growth Investments	Wall Street Associates 1200 Prospect Street, Suite 100 La Jolla, CA 92037	50%	William Jeffery, III President, CIO, Portfolio Manager President, CIO and Portfolio Manager (1997-present).	1997
			Kenneth F. McCain Principal, Portfolio Manager Principal and Portfolio Manager (1997-present).	1997
			Paul J. Ariano, CFA Portfolio Manager Portfolio Manager (2005-present); Analyst (1997-2004).	1997

44         Consulting Group Capital Markets Funds

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Carl Wiese, CFA Portfolio Manager Portfolio Manager (2005-present); Analyst (2000-2004).	1997
			Paul K. LeCoq Principal, Portfolio Manager Principal and Portfolio Manager (1999-present).	2005
	Westfield Capital Management Company, LLC One Financial Center 24th Floor Boston, MA 02111	50%	Arthur J. Bauernfeind Chairman & CEO Chairman and Chief Executive Officer (1989-present) .	2000
			William A. Muggia President & CIO Chief Investment Officer and President (2001-present).	2000
			Ethan J. Meyers Senior Vice President Senior Vice President responsible for covering Financials & Consumer Services (2004-present). Mr. Meyers joined Westfield in 1999.	2000
			Scott R. Emerman Senior Security Analyst Senior Security Analyst responsible for covering Consumer Discretionary and Consumer Staples (2002-present); previously, Vice President, Harbor Capital Management Equity Research (1997-2002).	2002
Small Capitalization Value Equity Investments	NFJ Investment Group L.P. 2100 Ross Avenue Suite 700 Dallas, TX 75201	35%	Paul A. Magnuson Managing Director Senior research analyst and portfolio manager NFJ (1992-present).	1993
			Ben J. Fischer, CFA Managing Director Mr. Fischer is a founding partner of NFJ Investment Group. He has been with NFJ since 1989.	2006
			Chris Najork, CFA Managing Director Mr. Najork is a founding partner of NFJ Investment Group. He has been with NFJ since 1989.	2006
			R. Burns McKinney, CFA Portfolio Manager Mr. McKinney has eight years of experience in equity research and financial analysis. Prior to joining NFJ Investment Group in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex. Brown & Sons in 1996.	2006

Consulting Group Capital Markets Funds         45

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
	Rutabaga Capital Management LLC 64 Broad Street Boston, MA 02109	30%	Peter Schliemann Managing Principal Managing Principal, Rutabaga Capital Management (2000-present).	2000
			Brent Miley Principal Principal, Rutabaga Capital Management (2000-present).	2000
			N. Carter Newbold Principal Principal, Rutabaga Capital Management (2000-present).	2000
			Dennis Scannell Principal Principal, Rutabaga Capital Management (2000-present).	2000
			Rob Henderson SVP SVP, Rutabaga Capital Management (2005-present); previously, Co-Portfolio Manager, MFS New Discovery Fund, Massachusetts Financial Services (1996-2005).	2005
	Delaware Management Company 2005 Market Street Philadelphia, PA 19103	35%	Christopher S. Beck Senior Vice President Senior Portfolio Manager Mr. Beck has served in various capacities at different times at Delaware Investments during the past five years; Senior Vice President (2003-present).	2005
International Equity Investments	William Blair & Company LLC 222 West Adams Street Chicago, IL 60606	30%	W. George Greig Principal, Portfolio Manager and Chief Global Strategist Principal, William Blair & Company, L.L.C. (1996-present). In addition, Mr. Greig serves as the firm’s Chief Global Strategist.	2004
			David Merjan, CFA Principal, Portfolio Manager Mr. Merjan joined William Blair & Company as a Developed Markets Analyst in August 1998. He serves as the co-Portfolio Manager for the William Blair International Growth ADR and the William Blair International Core Growth strategies.	2004
	Philadelphia International Advisors LP (“PIA”) 1650 Liberty Street One Liberty Place, Suite 1400 Philadelphia, PA 19103	40%	Andrew B. Williams, CFA Chief Investment Officer, Lead Portfolio Manager Mr. Williams is the lead manager responsible for the international equity portfolio with responsibility for day-to-day management (2002-present); Senior Vice President, Glenmede Trust Company (1985-2002).	2002
			Robert C. Benthem de Grave Portfolio Manager/Research Analyst Portfolio Manager (1994-present).	2002
			Frederick B. Herman, III, CFA Portfolio Manager/Research Analyst Portfolio Manager (1997-present).	2002
			Peter W. O’Hara, CFA Portfolio Manager/Research Analyst Portfolio Manager (2000-present).	2002

46         Consulting Group Capital Markets Funds

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
	Brandywine Global Investment Management, LLC Cira Centre 2929 Arch Street 8th Floor Philadelphia, PA 19104	30%	Paul D. Ehrlichman International Product Manager/Managing Director A member of Brandywine’s Executive Committee; Lead Portfolio Manager, International and Global Value Equity products. Mr. Ehrlichman has been with Brandywine for more than 18 years.	2001
			Sean M. Bogda, CFA Portfolio Manager Portfolio Manager (2001-present), International and Global Value Equity products.	2001
			Safa R. Muhtaseb, CFA Portfolio Manager Portfolio Manager (2004-present); Senior Portfolio Manager, Goldman Sachs Asset Management (2001-2004).	2004
Emerging Markets Equity Investments	SSgA Funds Management, Inc. (“SSgA FM”) State Street Financial Center One Lincoln Street Boston, MA 02111	40%	Brad Aham, CFA, FRM Principal Mr. Aham is a Principal of SSgA and SSgA FM. He joined the firm in 1993 and is head of the Active Emerging Markets Equity Team.	1998
			Stephen J. McCarthy, CFA Principal Mr. McCarthy is a Principal of SSgA and SSgA FM. Mr. McCarthy joined the firm in 1998.	1998
	Newgate Capital Management LLC One Sound Shore Drive Greenwich, CT 06830	60%	Avy Hirshman Managing Director and Chief Investment Officer Managing Director and CIO (2000-present).	2004
			James Trainor, CIMA Managing Director and Senior Portfolio Manager Managing Director and Senior Portfolio Manager (2000-present).	2004
			Sonia Rosenbaum, Ph.D. Managing Director and Director of Research Managing Director and Director of Research (1982-present).	2004
			Matthew Peterson Director of Investments Investment Director (2005-present); previously, Chief Financial Officer, Lydian Wealth Management (1995-2005).	2005
			Peter Gillespie, CFA Portfolio Manager Portfolio Manager and Senior Research Analyst (2004-present); previously, Portfolio Manager, GE Asset Management (2001-2004).	2004
			Lada Emelianova Portfolio Manager Portfolio Manager and Senior Research Analyst (2005-present); previously, Analyst, Libra Advisors LLC (2001-2005).	2005

Consulting Group Capital Markets Funds         47

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Maria Eugenia Tinedo Portfolio Manager Portfolio Manager and Senior Research Analyst (2006-present); previously, Senior Analyst, Citigroup Asset Management (1999-2006).	2006
Core Fixed Income Investments	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660	25%	Chris P. Dialynas Managing Director Managing Director, Portfolio Manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980.	2000
	BlackRock Financial Management, Inc. 40 East 52nd St. New York, NY 10022	25%	Keith Anderson Vice Chairman Vice Chairman (2006-present); Managing Director (1998-2006). He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.	2000
			Scott Amero Co-Head of Fixed Income and Head of Global Credit Research Co-Head of Fixed Income and Head of Global Credit Research and Managing Director (1990-present).	2000
	Western Asset Management Company 117 East Colorado Boulevard Pasadena, CA 91105	25%	S. Kenneth Leech Chief Investment Officer Chief Investment Officer (1998-present).	2004
			Stephen A. Walsh Deputy Chief Investment Officer Deputy Chief Investment Officer (2000-present).	2004
			Mark S. Lindbloom Portfolio Manager Portfolio Manager (2006-present); responsible for day-to-day portfolio management. Previously, Managing Director, Salomon Brothers Asset Management Inc (1986-2006).	2006
Core Fixed Income Investments	Metropolitan West Asset Management. LLC (“MWAM”) 11766 Wilshire Blvd. Suite 1500 Los Angeles, CA 90025	25%	Tad Rivelle Managing Director Chief Investment Officer and a Managing Director since August 1996.	2007
			Laird Landmann Managing Director Managing Director and portfolio manager since August 1996.	2007
			Stephen Kane, CFA Managing Director Portfolio manager since August 1996.	2007
			David Lippman, JD Managing Director Managing Director and portfolio manager since October 2001.	2007
High Yield Investments	Penn Capital Management Co., Inc. The Liberty View Building 457 Haddonfield Road Suite 210 Cherry Hill, NJ 08002	50%	Richard A. Hocker Founder & Chief Investment Officer Since founding Penn Capital in 1987, Mr. Hocker has served as Chief Investment Officer.	2006

48         Consulting Group Capital Markets Funds

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Eric J. Green, CFA Director of Research, Senior Portfolio Manager & Principal Mr. Green began his career at Penn Capital in July 1997. As Senior Portfolio Manager, Mr. Green is directly responsible for buy/sell decisions, portfolio construction and monitoring existing positions in the equity and high yield portfolios. In addition, as Director of Research, Mr. Green is responsible for directing the day-to-day investment process and leading the daily investment team meetings.	2006
	Western Asset Management Company 117 East Colorado Boulevard Pasadena, CA 91105	50%	S. Kenneth Leech Chief Investment Officer Chief Investment Officer (1998-present). Serves as co-team leader responsible for day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.	2001
			Stephen A. Walsh Deputy Chief Investment Officer Deputy Chief Investment Officer (2000-present). Serves as co-team leader responsible for day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.	2001
			Michael C. Buchanan Portfolio Manager Portfolio Manager (2005-present); previously, Managing Director and Head of Products, Credit Suisse Asset Management (2003-2005); Executive Vice President and Portfolio Manager, Janus Capital Management (2003); Managing Director and Head of High Yield Trading, BlackRock Financial Management (1998-2003).	2005
International Fixed Income Investments	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660	100%	Sudi Mariappa Managing Director Managing Director and head of global portfolio management (2000-present).	2004
Municipal Bond Investments	McDonnell Investment Management, LLC 1515 W. 22nd Street, 11th floor Oak Brook, IL 60523	100%	Stephen Wlodarski, CFA Managing Director Managing Director, Municipal Client Group (2001-present).	2005
			Daniel Vande Velde Vice President and Senior Portfolio Manager Vice President and Senior Portfolio Manager, Municipal Client Group (2001-present).	2005
			James Grabovac, CFA Vice President and Senior Portfolio Manager Vice President and Senior Portfolio Manager, Municipal Client Group (2002-present); previously, independent futures trader (1998-2002).	2005
Money Market Investments	Standish Mellon Asset Management Company LLC One Boston Place Boston, MA 02108	100%	Johnson S. Moore, CFA, Senior Vice President — Senior Portfolio Manager Associate Director for Short Duration Strategies, and Senior Portfolio Manager (2000-present).	2005
			Jeanette Barone-Medina, Assistant Vice President — Portfolio Manager Portfolio Manager. She joined the company in 1995 as a performance analyst.	2005

Consulting Group Capital Markets Funds         49

Management Fees. The Consulting Group receives a management fee from each Portfolio for its services. In turn, the Consulting Group pays the subadvisers a portion of this fee for their subadvisory services. The Consulting Group may voluntarily waive a portion or all of management fees otherwise payable to it by a Portfolio. The chart below shows the management fees paid by each Portfolio.

Portfolio	Contractual Management Fee	Actual Management Fee Paid During Most Recent Fiscal Year
Large Capitalization Growth Investments	0.60%		0.60%

Large Capitalization Value Equity Investments	0.60%		0.58%

Small Capitalization Growth Investments	0.80%		0.80%

Small Capitalization Value Equity Investments	0.80%		0.80%

International Equity Investments	0.70%		0.63%

Emerging Markets Equity Investments	0.90%		0.80%

Core Fixed Income Investments	0.40%		0.40%

High Yield Investments	0.70%		0.55%

International Fixed Income Investments	0.50%		0.50%

Municipal Bond Investments	0.40%		0.40%

Money Market Investments	0.15%		0.15%

Possible Conflicts of Interest. The advisory fee paid by each Portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadviser varies depending upon the Portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain Portfolios in the Trust over other Portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager’s asset allocation recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”), formerly including the Trust.

The SEC order finds that SBFM, the Portfolios’ former manager and Citigroup Global Markets willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and Citigroup Global Markets knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included SBFM and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and Citigroup Global Markets. The order also finds that SBFM and Citigroup Global Markets willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and Citigroup Global Markets do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and Citigroup Global Markets and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and Citigroup Global Markets would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the

50         Consulting Group Capital Markets Funds

specified time frame, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Consulting Group Capital Markets Funds         51

Asset allocation programs

Shares of the Portfolios are available to participants in advisory programs or asset based fee programs sponsored by Citigroup Global Markets, including the TRAK® Personalized Investment Advisory Service, Citicorp Investment Services (“CIS”), or other qualified investment advisers approved by the Consulting Group. The advisory services provide investors with asset allocation recommendations, which are implemented through the Portfolios.

Advisory services generally include:

■	evaluating the investor’s investment objectives and time horizon
■	analyzing the investor’s risk tolerance
■	recommending an allocation of assets among the Portfolios in the Trust
■	providing monitoring reports containing an analysis and evaluation of an investor’s account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment decision is up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Citigroup Global Markets advisory service is 1.50% of average quarter-end net assets. This fee may be reduced in certain circumstances. The fee under a Citigroup Global Markets advisory program may be paid either by redemption of shares of the Trust or by separate payment.

Investment and account information

Account transactions

Purchase of Shares. You may purchase shares of a Portfolio if you are a participant in an advisory program or asset based fee program sponsored by Citigroup Global Markets, including TRAK®, CIS or by a qualified investment adviser not affiliated with Citigroup Global Markets. Purchases of shares of a Portfolio must be made through a brokerage account maintained with Citigroup Global Markets or through a broker that clears securities transactions through Citigroup Global Markets (an introducing broker). You may establish a brokerage account with Citigroup Global Markets free of charge in order to purchase shares of a Portfolio.

■	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in a Portfolio is $100.
■	There is no minimum on additional investments.
■

The minimum initial aggregate investment in the TRAK® program for employees of Citigroup Global Markets and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

■	The Portfolios and the TRAK® program may vary or waive the investment minimums at any time.
■	You may establish a Systematic Withdrawal/Investment Schedule. For more information, contact your Investment Professional or consult the SAI.

Shares of the Portfolios are sold at net asset value per share without imposition of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Citigroup Global Markets or the introducing broker before 4:00 p.m., Eastern time, will receive that day’s share price. Orders accepted after 4:00 p.m. will receive the next day’s share price. All purchase orders must be in good order to be accepted. This means you have provided the following information:

■	Name of the Portfolio
■	Your account number
■	Dollar amount or number of shares to be purchased
■	Signatures of each owner exactly as the account is registered

Each Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Citigroup Global Markets has received and accepted an advisory agreement signed by the investor participating in the TRAK® program or other advisory program or asset based fee program sponsored by Citigroup Global Markets. With respect to investors participating in advisory programs sponsored by entities other than Citigroup Global Markets, Citigroup Global Markets must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Citigroup Global Markets or the introducing broker within three business days after the order is placed in good order.

Redemption of shares. You may sell shares of a Portfolio at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your broker. All redemption requests accepted by Citigroup Global Markets or an introducing broker before 4:00 p.m. Eastern time, on any day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Citigroup Global Markets advisory service, you must redeem your shares in the Portfolios.

Each Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder’s account at Citigroup Global Markets or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income and Citigroup Global Markets or the introducing broker may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser’s check has cleared, which may take up to 15 days.

52         Consulting Group Capital Markets Funds

Exchange of shares. An investor that participates in an advisory program may exchange shares in a Portfolio for shares in any other Portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to read the prospectus and consider the investment objectives and policies of any Portfolio into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.

Frequent purchases and sales of portfolio shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Portfolios and their long-term shareholders, the Trust’s Board of Trustees has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Trust may limit additional exchanges or purchases of Portfolio shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Portfolio shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Portfolio shares, but the Trust reserves the right to reject any exchange or purchase of Portfolio shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Portfolio shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Trust may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Portfolio shares for a number of its customers in one account. The Trust’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Trust’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Trust’s policies also require personnel, such as portfolio managers and investment staff, to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Trust has adopted policies and procedures to prevent the selective release of information about the portfolio holdings held by Portfolios of the Trust, as such information may be used for market-timing and similar abusive practices.

The Trust’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trust’s Board reserves the right, with shareholder notice, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Trust or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Trust is unable to detect and deter trading abuses, a Portfolio’s performance, and its long-term shareholders, may be harmed. In addition, because the Trust has not adopted any specific limitations or restrictions on the trading of Portfolio shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Portfolio shares, even when the trading is not for abusive purposes.

Money market portfolios are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of Money Market Investments has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as Money Market Investments, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a Portfolio’s yield and current market yields, which could have the effect of reducing the Portfolio’s yield. In addition, frequent purchases and redemptions of a Portfolio’s shares could increase the portfolio transaction costs and may interfere with the efficient management of the Portfolio by the manager, which could detract from the Portfolio’s performance.

Share certificates. Share certificates for the Portfolios will no longer be issued. If you currently hold share certificates of a Portfolio, such certificates will continue to be honored.

Accounts with low balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the TRAK® Advisory Service fees), Citigroup Global Markets or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Citigroup Global Markets may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

Each Portfolio offers its shares at their net asset value per share. Each Portfolio calculates net asset value once daily as of the close of regular trading on the NYSE (generally at 4:00 p.m., Eastern time) on each day the exchange is open. The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

Consulting Group Capital Markets Funds         53

The Board of Trustees has approved procedures to be used to value each Portfolio’s securities for the purposes of determining the Portfolio’s net asset value. The valuation of the securities of each Portfolio is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the Portfolios to the manager.

A Portfolio generally values its securities based on market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. A Portfolio’s currency conversions, if any, are done as of when the London stock exchange closes. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The Portfolio may also use fair value procedures if the manager determines that a significant event has occurred between when a market price is determined and when the Portfolio’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Portfolio prices its shares. The Portfolio uses a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time the Portfolio determines its net asset value.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Portfolio could change on days when shares of the Portfolio cannot be bought or redeemed.

Dividends and distributions

Each Portfolio intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. Money Market Investments declares dividends, if any, from net investment income daily and pays dividends monthly. Shareholders in Money Market Investments receive dividends from the day following purchase through the date of redemption. Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments declare and pay dividends, if any, from net investment income monthly. The equity oriented Portfolios and International Fixed Income Investments declare and pay dividends, if any, from net investment income annually. All of the Portfolios declare and distribute realized net capital gains, if any, annually, typically in December. All dividends and capital gains are reinvested in shares of the Portfolio that paid them unless the shareholder elects to receive them in cash.

The equity oriented Portfolios expect distributions to be primarily from capital gains. The fixed income oriented Portfolios expect distributions to be primarily from income.

Taxes

So long as a Portfolio meets the requirements for being a tax-qualified regulated investment company (“RIC”), the Portfolio will pay no federal income tax on the earnings and gains, if any, it distributes to shareholders.

If a Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax at regular corporate rates (without a deduction for distributions to shareholders). When distributed, income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits. Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions received by you, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, for taxable years beginning before January 1, 2011, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a Portfolio. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. In order for such dividends to be considered “qualified dividend income,” both the shareholders and a Portfolio must meet certain holding period requirements. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Portfolio is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be “exempt-interest” dividends that shareholders may exclude from their gross incomes for regular federal income tax purposes.

Some of Municipal Bond Investments’ income that is exempt from regular federal income taxation may be subject to the alternative minimum tax.

Municipal Bond Investments may at times buy tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you.

54         Consulting Group Capital Markets Funds

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder of certain transactions related to the Portfolios.

Transactions	Federal tax status
Redemptions or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of long-term capital gain	Long-term capital gain

Dividends from net investment income	Ordinary income (for all Portfolios except Municipal Bond Investments), potentially taxable at long-term capital gain rates for equity oriented Portfolios

Any of the above received by a qualified retirement account	Not a taxable event

After the end of each year, the Portfolios will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Portfolios with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your Portfolio’s distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Since each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Portfolio.

As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a “miscellaneous itemized deduction” for federal income tax purposes. Under current federal income tax law, an individual’s miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals having, in 2006, adjusted gross income in excess of $150,500 ($75,250 for married individuals filing separately), in 2007 $156,400 ($78,200 for married individuals filing separately). For taxable years beginning in 2006 and 2007, this limitation on deductions which exceed the 2% adjusted gross income floor will be reduced by  1/3, for taxable years beginning in 2008 and 2009, the limitation will be reduced by  2/3, and solely for taxable years beginning during the year 2010, this limitation on deductions will not apply.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Portfolio.

Consulting Group Capital Markets Funds         55

Financial highlights

The financial highlights tables are intended to help you understand the performance of each Portfolio for the past five years. The following tables have been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each Portfolio’s financial statements is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a Portfolio assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments

	2006(1)	2005(1)	2004	2003		2002
Net asset value, beginning of year	$12.73	$10.81	$10.38	$8.36		$11.34

Income (loss) from operations:
Net investment loss	(0.01)	(0.01)	(0.03)	(0.00	)(2)	(0.04)
Net realized and unrealized gain (loss)	0.16	1.93	0.46	2.02		(2.94)

Total income (loss) from operations	0.15	1.92	0.43	2.02		(2.98)

Net asset value, end of year	$12.88	$12.73	$10.81	$10.38		$ 8.36

Total return(3)	1.18%	17.76%	4.14%	24.16%		(26.28)%

Net assets, end of year (millions)	$1,807	$1,520	$1,217	$1,155		$1,026

Ratios to average net assets:
Gross expenses	0.78%	0.90%	0.88%	0.90%		0.86%
Net expenses	0.77 (4)	0.88 (4)	0.88	0.90		0.86
Net investment loss	(0.06)	(0.12)	(0.31)	(0.30)		(0.30)

Portfolio turnover rate	63%	77%	117%	79%		122%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(4)	Reflects fee waivers and/or expense reimbursements.

56         Consulting Group Capital Markets Funds

Large Capitalization Value Equity Investments

	2006	2005		2004	2003	2002
Net asset value, beginning of year	$11.50	$10.01		$9.00	$ 8.39	$10.07

Income (loss) from operations:
Net investment income	0.21	0.16		0.12	0.13	0.12
Net realized and unrealized gain (loss)	1.21	1.45		1.03	0.59	(1.68)

Total income (loss) from operations	1.42	1.61		1.15	0.72	(1.56)

Less distributions from:
Net investment income	(0.19)	(0.12)		(0.14)	(0.11)	(0.12)
Net realized gains	(0.48)	—		—	—	—

Total distributions	(0.67)	(0.12)		(0.14)	(0.11)	(0.12)

Net asset value, end of year	$12.25	$11.50		$10.01	$ 9.00	$ 8.39

Total return(1)	12.82%	16.10	%(2)	12.89%	8.75%	(15.71)%

Net assets, end of year (millions)	$1,546	$1,351		$1,304	$1,114	$1,081

Ratios to average net assets:
Gross expenses	0.77%	0.88%		0.87%	0.93%	0.87%
Net expenses	0.76 (3)	0.86	(3)	0.87	0.93	0.87
Net investment income	1.73	1.41		1.21	1.60	1.16

Portfolio turnover rate	58%	67%		94%	81%	111%

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(2)	The Subadviser fully reimbursed the Portfolio for losses incurred resulting from an investment restriction violation. Without this reimbursement, the total return would not have changed.
(3)	Reflects fee waivers and/or expense reimbursements.

Consulting Group Capital Markets Funds         57

Small Capitalization Growth Investments

	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value, beginning of year	$14.89	$11.97	$11.83	$9.01	$12.26

Income (loss) from operations:
Net investment loss	(0.01)	(0.11)	(0.11)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.95	3.03	0.25	2.89	(3.16)

Total income (loss) from operations	0.94	2.92	0.14	2.82	(3.25)

Net asset value, end of year	$15.83	$14.89	$11.97	$11.83	$9.01

Total return(2)	6.31%	24.39%	1.18%	31.30%	(26.51)%

Net assets, end of year (millions)	$369	$417	$318	$497	$474

Ratios to average net assets:
Gross expenses	1.12%	1.32%	1.19%	1.27%	1.20%
Net expenses	1.08 (3)	1.24 (3)	1.19	1.27	1.20
Net investment loss	(0.08)	(0.84)	(0.82)	(0.77)	(0.79)

Portfolio turnover rate	59%	70%	80%	88%	91%

Small Capitalization Value Equity Investments

	2006	2005(1)	2004(1)	2003	2002
Net asset value, beginning of year	$16.95	$15.05	$12.30	$11.56	$12.54

Income (loss) from operations:
Net investment income	0.09	0.10	0.09	0.13	0.15
Net realized and unrealized gain (loss)	1.52	3.50	2.76	1.25	(0.48)

Total income (loss) from operations	1.61	3.60	2.85	1.38	(0.33)

Less distributions from:
Net investment income	(0.09)	(0.13)	(0.10)	(0.05)	(0.19)
Net realized gains	(4.28)	(1.57)	—	(0.59)	(0.46)

Total distributions	(4.37)	(1.70)	(0.10)	(0.64)	(0.65)

Net asset value, end of year	$14.19	$16.95	$15.05	$12.30	$11.56

Total return(2)	11.73%	24.89%	23.24%	13.12%	(2.85)%

Net assets, end of year (millions)	$344	$385	$429	$425	$503

Ratios to average net assets:
Gross expenses	1.12%	1.24%	1.16%	1.20%	1.13%
Net expenses	1.09 (3)	1.17 (3)	1.16	1.20	1.13
Net investment income	0.64	0.64	0.66	1.00	0.94

Portfolio turnover rate	31%	64%	33%	33%	54%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.

58         Consulting Group Capital Markets Funds

International Equity Investments

	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value, beginning of year	$11.12	$9.01	$7.82	$6.93	$8.26

Income (loss) from operations:
Net investment income	0.22	0.15	0.08	0.10	0.03
Net realized and unrealized gain (loss)	2.38	2.06	1.24	0.81	(1.36)

Total income (loss) from operations	2.60	2.21	1.32	0.91	(1.33)

Less distributions from:
Net investment income	(0.17)	(0.10)	(0.13)	(0.02)	(0.00	)(2)

Total distributions	(0.17)	(0.10)	(0.13)	(0.02)	(0.00	)(2)

Net asset value, end of year	$13.55	$11.12	$9.01	$7.82	$6.93

Total return(3)	23.55%	24.65%	16.90%	13.21%	(16.08)%

Net assets, end of year (millions)	$1,309	$910	$589	$533	$535

Ratios to average net assets:
Gross expenses	0.84%	1.02%	1.08%	1.14%	1.23%
Net expenses	0.83 (4)	0.99 (4)	1.08	1.14	1.23
Net investment income	1.76	1.49	0.90	1.55	0.39

Portfolio turnover rate	50%	57%	84%	110%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(4)	Reflects fee waivers and/or expense reimbursements.

Consulting Group Capital Markets Funds         59

Emerging Markets Equity Investments

	2006	2005(1)		2004(1)	2003(1)	2002(1)
Net asset value, beginning of year	$10.55	$7.60		$6.48	$5.22	$5.12

Income (loss) from operations:
Net investment income	0.15	0.12		0.05	0.04	0.02
Net realized and unrealized gain	3.01	2.93		1.10	1.28	0.11

Total income from operations	3.16	3.05		1.15	1.32	0.13

Less distributions from:
Net investment income	(0.12)	(0.10)		(0.03)	(0.06)	(0.03)

Total distributions	(0.12)	(0.10)		(0.03)	(0.06)	(0.03)

Net asset value, end of year	$13.59	$10.55		$7.60	$6.48	$5.22

Total return(2)	30.10%	40.31	%(3)	17.71%	25.51%	2.62%

Net assets, end of year (millions)	$287	$248		$188	$196	$184

Ratios to average net assets:
Gross expenses	1.32%	1.52%		1.64%	1.79%	1.72%
Net expenses	1.28 (4)	1.44	(4)	1.64	1.79	1.72
Net investment income	1.15	1.27		0.67	0.86	0.40

Portfolio turnover rate	70%	70%		117%	88%	65%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	The Subadviser fully reimbursed the Portfolio for losses incurred resulting from a trading error. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

60         Consulting Group Capital Markets Funds

Core Fixed Income Investments

	2006		2005		2004		2003(1)	2002(1)
Net asset value, beginning of year	$ 8.35		$ 8.32		$ 8.18		$ 8.20	$ 8.31

Income (loss) from operations:
Net investment income	0.37		0.30		0.27		0.35	0.44
Net realized and unrealized gain (loss)	(0.25)		0.05		0.15		0.04	(0.06)

Total income from operations	0.12		0.35		0.42		0.39	0.38

Less distributions from:
Net investment income	(0.38)		(0.32)		(0.28)		(0.41)	(0.49)

Total distributions	(0.38)		(0.32)		(0.28)		(0.41)	(0.49)

Net asset value, end of year	$ 8.09		$ 8.35		$ 8.32		$ 8.18	$ 8.20

Total return(2)	1.51%		4.30%		5.17%		4.78%	4.73%

Net assets, end of year (000s)	$759,964		$533,845		$480,808		$317,858	$331,331

Ratios to average net assets:
Gross expenses	0.63%		0.75%		0.76%		0.77%	0.75%
Net expenses	0.61	(3)	0.71	(3)	0.76		0.77	0.75
Net investment income	4.50		3.65		3.25		4.22	5.39

Portfolio turnover rate	376	%(4)	376	%(4)	369	%(4)	257%	280%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the Portfolio turnover rate would have been 443%, 418% and 392%, respectively.

Consulting Group Capital Markets Funds         61

High Yield Investments

	2006	2005(1)	2004	2003	2002(1)
Net asset value, beginning of year	$ 4.78	$ 4.81	$ 4.61	$ 4.38	$ 5.20

Income (loss) from operations:
Net investment income	0.39	0.31	0.32	0.36	0.44
Net realized and unrealized gain (loss)	(0.22)	0.03	0.21	0.25	(0.82)

Total income (loss) from operations	0.17	0.34	0.53	0.61	(0.38)

Less distributions from:
Net investment income	(0.33)	(0.37)	(0.33)	(0.38)	(0.44)

Total distributions	(0.33)	(0.37)	(0.33)	(0.38)	(0.44)

Net asset value, end of year	$ 4.62	$ 4.78	$ 4.81	$ 4.61	$ 4.38

Total return(2)	3.80%	7.16%	11.81%	14.57%	(7.75)%

Net assets, end of year (000s)	$110,207	$262,239	$239,650	$227,191	$222,373

Ratios to average net assets:
Gross expenses	0.90%	1.04%	0.99%	0.97%	0.97%
Net expenses	0.86 (3)	0.99 (3)	0.99	0.97	0.97
Net investment income	6.78	6.49	6.76	7.78	9.05

Portfolio turnover rate	108%	106%	127%	158%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.

62         Consulting Group Capital Markets Funds

International Fixed Income Investments

	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value, beginning of year	$8.23	$8.16	$7.93	$7.47	$7.19

Income (loss) from operations:
Net investment income	0.25	0.20	0.21	0.25	0.29
Net realized and unrealized gain (loss)	(0.39)	0.37	0.88	0.51	0.29

Total income (loss) from operations	(0.14)	0.57	1.09	0.76	0.58

Less distributions from:
Net investment income	(0.09)	(0.50)	(0.86)	(0.30)	(0.12)
Net realized gains	(0.06)	—	—	—	(0.18)
Return of capital	(0.16)	—	—	—	—

Total distributions	(0.31)	(0.50)	(0.86)	(0.30)	(0.30)

Net asset value, end of year	$7.78	$8.23	$8.16	$7.93	$7.47

Total return(2)	(1.70)%	6.86%	14.00%	10.28%	8.39%

Net assets, end of year (millions)	$195	$154	$116	$112	$126

Ratios to average net assets:
Gross expenses	0.84%	1.01%	1.05%	1.04%	1.02%
Net expenses	0.82 (3)	0.95 (3)	1.05	1.04	1.02
Net investment income	3.25	2.38	2.60	3.21	4.04

Portfolio turnover rate	416%	346%	243%	288%	271%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.

Consulting Group Capital Markets Funds         63

Municipal Bond Investments

	2006	2005	2004(1)	2003	2002
Net asset value, beginning of year	$ 9.26	$ 9.23	$ 8.95	$ 9.07	$ 8.91

Income (loss) from operations:
Net investment income	0.32	0.32	0.33	0.35	0.37
Net realized and unrealized gain (loss)	(0.12)	0.06	0.30	(0.12)	0.14

Total income from operations	0.20	0.38	0.63	0.23	0.51

Less distributions from:
Net investment income	(0.33)	(0.35)	(0.35)	(0.35)	(0.35)

Total distributions	(0.33)	(0.35)	(0.35)	(0.35)	(0.35)

Net asset value, end of year	$ 9.13	$ 9.26	$ 9.23	$ 8.95	$ 9.07

Total return(2)	2.26%	4.17%	7.12%	2.51%	5.88%

Net assets, end of year (000s)	$66,326	$40,423	$33,895	$28,386	$30,604

Ratios to average net assets:
Gross expenses	0.73%	0.90%	0.89%	0.88%	0.91%
Net expenses	0.72 (3)	0.88 (3)	0.89	0.88	0.91
Net investment income	3.70	3.58	3.63	3.79	4.17

Portfolio turnover rate	26%	7%	19%	15%	21%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.

64         Consulting Group Capital Markets Funds

Money Market Investments

	2006(1)	2005	2004		2003(1)	2002(1)
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00		$ 1.00	$ 1.00

Income (loss) from operations:
Net investment income	0.04	0.02	0.00	(2)	0.01	0.02

Total income from operations	0.04	0.02	0.00	(2)	0.01	0.02

Less distributions from:
Net investment income	(0.04)	(0.02)	(0.00	)(2)	(0.01)	(0.02)

Total distributions	(0.04)	(0.02)	(0.00	)(2)	(0.01)	(0.02)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00		$ 1.00	$ 1.00

Total return(3)	4.03%	2.17%	0.48%		0.85%	1.80%

Net assets, end of year (000s)	$128,936	$96,376	$93,875		$110,461	$140,411

Ratios to average net assets:
Gross expenses	0.72%	1.14%	0.98%		0.90%	0.91%
Net expenses(4)(5)	0.47	0.34	0.60		0.60	0.60
Net investment income	4.01	2.16	0.48		0.81	1.82

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(4)	Reflects fee waivers and/or expense reimbursements.
(5)	As a result of an expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.60%.

Consulting Group Capital Markets Funds         65

APPENDIX A

The following are copies of the proposed and final exemption and a technical amendment to the final exemption from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK® by certain retirement plans and individual retirement accounts.

PENSION AND WELFARE BENEFITS ADMINISTRATION

[Application Nos. D-10809 and D-10865]

Notice of Proposed Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc., Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify and replace PTE 99-15.

SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed and replacement individual exemption which, if granted, would amend PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendment will be effective as of April 1, 2000.

DATES: Written comments and requests for a public hearing should be received by the Department on or before July 17, 2000.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington, DC 20210, Attention: Application Nos. D-10809 and D-10865. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, NW, Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan). PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1

As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion. Of those assets, approximately $1.9 billion were held in 407 Plan accounts having cash or deferred compensation arrangements and approximately $4.2 billion were held in more than 59,000 employee benefit plan and IRA/Keogh-type Plan accounts. At present, the Trust consists of 17 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

Salomon Smith Barney requests a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requests that the term “affiliate,” as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requests that the term “officer” be defined and incorporated into the proposed exemption, in new Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser’s replication of a third-party index. If granted, the proposed exemption would be effective as of April 1, 2000.

The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.

[1]

PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR 45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the asset allocation (or “outside”) fee paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund portfolios and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.

2	The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the proposed amendments described herein will not apply to PTE 94-50.

I. Proposed Modification of the Term “Affiliate”

Salomon Smith Barney represents that in early December 1999, Citigroup and State Street Corporation announced an agreement to form a joint venture called CitiStreet LLC, a Delaware limited liability company (the Joint Venture). The Joint Venture, which was closed on April 1, 2000, is each 50 percent owned by Keeper Holdings LLC (Citi), a wholly owned subsidiary of Citigroup, and by State Street Bank and Trust Company (State Street), a wholly owned subsidiary of State Street Corporation. Both Citigroup and State Street Corporation are publicly-held corporations.

Salomon Smith Barney explains that the formation of the Joint Venture may have resulted in the disqualification of State Street Global Advisers (SSgA), a division of State Street, from acting as a Sub-Adviser in the TRAK Program due to certain ambiguities in the meaning of the word “affiliate.” Salomon Smith Barney represents that SSgA is currently a Sub-Adviser with respect to approximately $800 million in assets in the International Equity Investments Portfolio and the Emerging Markets Equity Investments Portfolio.

A. Sections II(h) and III(b)

Section II(h) of PTE 99-15 provides that —

Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

Although the term “independent” is not defined in the exemption, Salomon Smith Barney notes that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. Therefore, Salomon Smith Barney presumes that the term “independent” means “not an affiliate.” Salomon Smith Barney represents that Section III(b) of PTE 99-15 defines the term “affiliate” of Salomon Smith Barney to include:

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2) Any officer, director or partner in such person, and

(3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

Salomon Smith Barney notes that problems of interpretation have arisen because subparagraphs (2) and (3) of the affiliate definition use the term “such person” rather than referring directly to Salomon Smith Barney. Salomon Smith Barney explains that when defining an “affiliate” of Salomon Smith Barney, the definition may be construed to encompass only relationships with Salomon Smith Barney that involve shared control, influence or economic interests or it could be interpreted to cover affiliates of Salomon Smith Barney’s affiliates, where there is no basis for common management or identical economic interests, because subparagraphs (2) and (3) have no clear antecedents.

Salomon Smith Barney asserts that State Street is not under common corporate control with either it or any of its corporate affiliates. Instead, State Street is a subsidiary of an independently-owned and managed public company. Therefore, there is no control relationship, as contemplated in subparagraph (1) of Section III(b), between Citigroup and State Street Corporation, the respective parent companies of Salomon Smith Barney and of State Street. Salomon Smith Barney also states that the Joint Venture is not necessarily its affiliate under subparagraph (1) of the definition because Salomon Smith Barney’s indirect 50 percent ownership interest in the Joint Venture is not a “controlling interest.” Therefore, if the Joint Venture is not an affiliate, Salomon Smith Barney believes that State Street is not a partner of Salomon Smith Barney, nor an officer or director of Salomon Smith Barney, as contemplated in subparagraph (2) of Section III(b). Further, Salomon Smith Barney explains that State Street’s exclusive ownership by State Street Corporation does not trigger the ownership provisions of subparagraph (3) of Section III(b).

In addition to the above, Salomon Smith Barney states that it will not exercise control or influence in the operation of the Joint Venture that will inure to State Street. In addition, Salomon Smith Barney represents that Citi will not exercise control of the Joint Venture because it has only a 50 percent interest. Further, since all significant corporate actions of the Joint Venture will require unanimity, Salomon Smith Barney explains that neither Citi nor State Street will be able to exercise exclusive control over the Joint Venture.

B. Proposed Amendment

Salomon Smith Barney submits that subparagraph (1) of Section III(b) does not require any clarification. However, it proposes that subparagraphs (2) and (3) of the affiliate definition be modified to cover only those persons and entities that have a significant role in the decisions made by Salomon Smith Barney or which are managed or influenced by Salomon Smith Barney. These entities or persons include individual officers, directors and partners in Salomon Smith Barney and its corporate affiliates, and corporations and partnerships in which Salomon Smith Barney and its corporate affiliates have a 10 percent or greater interest. Salomon Smith Barney believes that this tailoring of the affiliate definition will avoid future problems in determining the independence of the Sub-Advisers, including SSgA.

Thus, on the basis of the foregoing, Section III(b) of PTE 99-15 is hereby modified in this notice of proposed exemption to read as follows:

(b) An “affiliate” of Salomon Smith Barney includes —

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2) Any individual who is an officer, director or partner in Salomon Smith Barney or a person who is described in subparagraph (b)(1);

(3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and

(4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

In connection with the revised affiliate definition, Salomon Smith Barney requests that the term “officer” be defined in new subparagraph (d) of Section III to limit this portion of the affiliate definition to individuals who have a significant management role. Salomon Smith Barney points out that there are job titles at fairly modest levels of authority within it as well as in any company, and it wishes to ensure that future factual inquiries into an individual’s status as an affiliate do not require that it contact virtually every official in its corporate population in a due diligence effort. Therefore, Salomon Smith Barney proposes that Section III(d) should read as follows:

The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policy-making function for the entity.

Under the foregoing modifications, Salomon Smith Barney believes that Sections II(h) and III(b) of the proposed exemption will no longer have conflicting meanings.

II. Proposed Modification of the One Percent Limitation on Stock Issued by Salomon Smith Barney and/or Its Affiliates

Salomon Smith Barney represents that there are a number of established market indexes that have been created by parties which are unaffiliated with Citigroup, its indirect parent. For example, the S&P 500 Index is a widely-used benchmark index of domestic equity performance. This index consists of 500 stocks that have been selected by the Standard & Poor’s Company (S&P) for market capitalization, liquidity and industry group representation. The index is market-value weighted so the performance of the larger of the included companies has a greater impact on the performance of the index as a whole. Currently, the common stock (the Common Stock) of Citigroup represents 1.57 percent of the S&P 500 Index.

In addition to the S&P 500 Index, Salomon Smith Barney explains that the Russell 3000 Index is composed of the 3,000 largest United States companies, based upon total market capitalization. Salomon Smith Barney also points out that there are a number of Russell Indexes which are based on subsets of the Russell 3000 Index. These Indexes include (a) the Russell 2000 Index, which measures the performance of the smallest 2,000 United States companies in the Russell 3000 Index and therefore, excludes Citigroup; and (b) the Russell 1000 Index, which measures the performance of the 1,000 largest United States companies in the Russell 3000 Value Index and includes Citigroup. In addition, Salomon Smith Barney represents that there are further subsets of the Russell Indexes which are based upon Russell’s characterization of stock as either “Growth” or “Value.” For example, Salomon Smith Barney explains that Citigroup is included within these subsets. As of March 31, 2000, Citigroup Common Stock represented 3.8981 percent of the Russell 1000 Value Index and 3.6343 percent of the Russell 3000 Value Index.

A. Section II(i)

Based upon the foregoing descriptions of the stock indexes, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be modified in order to permit an independent Sub-Adviser which manages the assets in a Portfolio to exceed the one percent investment limitation on securities issued by Salomon Smith Barney and/or its affiliates under certain circumstances. As currently drafted, Section II(i) states that —

Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent.

In other words, the exception will apply to “any higher percentage” which may result from a Sub-Adviser’s management of an index fund (the Index Fund) Portfolio which includes Citigroup Common Stock. The index will be an established third party index and the Sub-Adviser will track the index results using the “passive full replication” trading method.3

Because the Sub-Adviser will purchase and sell Citigroup Common Stock to approximate the performance of an index rather than reflect the Sub-Adviser’s evaluation of the Common Stock in its individual merits, Salomon Smith Barney states that any additional investment by a Portfolio in Citigroup Common Stock over the one percent threshold will result from the implementation of the trading method and not from the Sub-Adviser’s exercise of investment discretion.

Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. However, Salomon Smith Barney proposes that passive or pure Index Fund Sub-Advisers be permitted to hold Citigroup Common Stock in their portfolios which exceed the one percent limitation to the extent such higher percentage is necessary to replicate the underlying index.4 Salomon Smith Barney points out that pure index Sub-Advisers that are responsible for investing only a portion of the assets in the Consulting Group Capital Markets Large Cap Value Fund and the Large Cap Growth Consulting Group Capital Markets Fund, are currently in compliance with the one percent limitation. These Portfolios, which consist of both an actively-managed portion and a distinct, passively-managed portion, held less than one percent of the their total assets in Citigroup Common Stock.

If an index-based Sub-Adviser were to manage a greater portion or all of either of the aforementioned Portfolios, Salomon Smith Barney explains that the total Portfolio may include Citigroup Common Stock which breaches the one percent threshold. Similarly, Salomon Smith Barney notes that if the entire Portfolio, such as the Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio, has the investment objective of providing results that correspond to the price and yield performance of the S&P 500 Index, the Sub-Adviser would be expected to approximate the cited percentage of 1.57 percent for Citigroup Common Stock in the S&P 500 Index. This would also violate the one percent investment limitation.

[3]

According to Salomon Smith Barney, there are two forms of index trading — passive full replication (wherein each stock in the same weightings as the index is owned by a mutual fund) and sampling (in which each sector, but not necessarily all stocks in such sector, in the same weightings as the index is also owned by a mutual fund). Salomon Smith Barney notes that sampling is used most often when a portfolio is smaller and cannot efficiently replicate the entire index.

[4]

In its management of a “pure” Index Fund, the Sub-Adviser does not evaluate individual companies to identify attractive investment candidates or to eliminate underperforming investments. Instead, the Sub-Adviser attempts to mirror the composition of the relevant index as closely as possible by adjusting the Portfolio holdings daily to reflect the companies included in the index and their relative weightings. Because performance of the Index Fund is tied to the performance of the index that it tracks, investors are advised that this investment strategy may mean losses if the applicable index performs poorly relative to other indexes or individual stocks.

The performance of a pure Index Fund generally does not mirror the index performance exactly. The index is merely a composite performance figure, based upon an established selection of companies. It does not represent actual assets being managed so there are no expenses deducted from its performance results. In contrast, an Index Fund Portfolio represents actual assets under management and has liquidity requirements associated with Fund operation. To meet redemption requests and to pay expenses, the Index Fund must maintain a portion of its assets in cash and cash equivalents.

Salomon Smith Barney states that the present one percent limitation placed on Citigroup Common Stock increases the likelihood that the performance of an Index Fund Portfolio will not replicate the applicable index. Because Citigroup is among the largest companies on the basis of capitalization in the S&P 500, Salomon Smith Barney states that Citigroup’s performance can have a significant impact in index performance calculations. However, if Citigroup Common Stock is not proportionately represented, Salomon Smith Barney explains that Index Fund performance will deviate from the index whether Citigroup Common Stock does well or underperforms.

In any event, Salomon Smith Barney believes that the one percent limitation has the effect of depriving a Plan of the opportunity to invest in a Fund (available to non-Plan investors) that might otherwise track the applicable index more exactly. Because many Plan sponsors are anxious to have an Index Fund available through the TRAK Program, Salomon Smith Barney wishes to move quickly to accommodate the Plan market’s design preferences.

For these reasons, Salomon Smith Barney requests that the current one percent restriction be lifted and allowed to be exceeded with respect to Portfolio investments that are made by passive Sub-Advisers in Citigroup Common Stock in their replication of third-party indexes. In addition, Salomon Smith Barney seeks the flexibility to have the Portfolios consist, in whole or in part, of Index Funds that are managed by passive Sub-Advisers. However, the ownership by a Portfolio of Citigroup Common Stock which is in excess of the one percent limitation would result solely from the activities of the passive Sub-Adviser in replicating an index.

B. Exemptive Safeguards

Section II(i) of the proposed exemption has been further expanded to include a number of substantive safeguards for the protection of Plans investing under the TRAK Program. In this regard, Section II(i) requires that the amount held by the Sub-Adviser in managing an Index Fund Portfolio be held in order to replicate an established third party index. In addition, Section II(i) states that the index must represent the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. In this regard, the organization creating the index must be (a) engaged in the business of providing financial information; (b) a publisher of financial news information; or (c) a public stock exchange or association of securities dealers. The index must also be created and maintained by an organization independent of Salomon Smith Barney and its affiliates and must be a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

Moreover, Section II(i) requires that the acquisition or disposition of Citigroup Common Stock must not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

Finally, Section II(i) requires that an Independent Plan Fiduciary authorize the investment of a Plan’s assets in an Index Fund Portfolio which purchases and/or holds Citigroup Common Stock while the Sub-Adviser will be responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

Notice to Interested Persons

Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

The attention of interested persons is directed to the following:

(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

(3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption relating to PTE 99-15 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

(a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.

(e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that —

(1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

(2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

(3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively “opt out” of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

(4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

(g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant- directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

(i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if —

(1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index.

(2) The index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the index must be —

(i) Engaged in the business of providing financial information;

(ii) A publisher of financial news information; or

(iii) A public stock exchange or association of securities dealers. The index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

(3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

(4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

(j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Money Market Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

(k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.5

(B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

(D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

(E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(F) A copy of the proposed exemption and the final exemption, if granted, pertaining to the exemptive relief described herein.

(2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

(3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(1) The Trust’s semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

[5]

The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

(2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.

(4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(5) On a quarterly and annual basis, written disclosures to all Plans of the (a) percentage of each Portfolio’s brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

(m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

(n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

(A) Any duly authorized employee or representative of the Department or the Service;

(B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a) The term “Salomon Smith Barney” means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

(b) An “affiliate” of Salomon Smith Barney includes —

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

(3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

(4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

(c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either —

(1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

(2) A participant in a Keogh Plan;

(3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

(4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

(d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

If granted, this proposed exemption will be effective as of April 1, 2000, with respect to the amendments to Section II(i) and Section III(b) and the inclusion of new Section III(d).

The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 25th day of May, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-13643 Filed 5-31-00; 8:45 am]

DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption To Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, Department of Labor.

ACTION: Grant of individual exemption to modify and replace PTE 99-15.

SUMMARY: This document contains a final exemption (the Final Exemption) by the Department of Labor (the Department) which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). These transactions are described in a notice of pendency (the Proposed Exemption) that was published in the Federal Register on June 1, 2000 at 65 FR 35138.

EFFECTIVE DATES: This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of the grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On June 1, 2000, the Department published, in the Federal Register, the above referenced Proposed Exemption which would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans).

PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1

In the Proposed Exemption, Salomon Smith Barney requested a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requested that the term “affiliate,” as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requested that the term “officer” be defined and incorporated into the Proposed Exemption, in new Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requested that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser’s replication of a third-party index (the Index). The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice, and is effective as of July 10, 2000 with respect to Section III(d) of the grant notice.

The Proposed Exemption was requested in an application filed on behalf of SalomonSmith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this Final Exemption is being issued solely by the Department.

The Proposed Exemption gave interested persons an opportunity to comment and to request a hearing. During the comment period, the Department received two written comments and no requests for a hearing. One of the comments was submitted by the holder of an IRA which participates in the TRAK Program. The commenter said he concurred with the modifications proposed by Salomon Smith Barney to amend and clarify the terms “affiliate” and “officer.” The commenter also stated that he supported the proposed modification of the one percent limitation on the acquisition, by an independent Sub-Adviser, of securities that are issued by Salomon Smith Barney and/or its affiliates in the Sub-Adviser’s replication of an Index. The commenter explained that he believed the requested changes made sense and would be beneficial to all TRAK Program participants. Therefore, the commenter urged the Department to approve the Final Exemption.

[1]

PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR 45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the reallocation option under the TRAK Program that would reduce the Plan-level investment advisory fee (the Outside Fee) paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans.

PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing portfolios (the Portfolios) of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.
Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.
[2]	The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the amendments described herein do not apply to PTE 94-50.

The second comment was submitted by Salomon Smith Barney. The comment is intended to clarify and modify the preamble (the Preamble) of the Proposed Exemption. Following is a discussion of Salomon Smith Barney’s comment letter and the Department’s responses with respect thereto.

1. Modifications to the Proposed Exemption. On page 35139 of the Proposed Exemption, the first paragraph of the Preamble states that “As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion.“ Also, in that same paragraph, the last sentence states, in part, that “one or more unaffiliated [S]ub-advisers [is] selected by Salomon Smith Barney.“ Salomon Smith Barney notes that the December 31, 1998 valuation date at the beginning of the paragraph should be changed to September 30, 1999 and the last words of the paragraph should be changed from “Salomon Smith Barney” to “the Consulting Group,“ which actually chooses the Sub-Advisers.

In addition, on page 35140 of the Proposed Exemption, the last paragraph of the Preamble states, in part, that —

Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. Salomon Smith Barney wishes to clarify that active Sub-Advisers also do not trade in Citigroup Common Stock because of restrictions that apply under Rule 12d3-1(c) of the Investment Company Act of 1940 (the ICA).3

On page 35141 of the Proposed Exemption, the third sentence of the first “carry-over” paragraph of the Preamble identifies two Funds which currently comply with the one percent limitation on investments in Citigroup Common Stock. These Funds are the “Consulting Group Capital Markets Large Cap Value Fund“ and the ”Large Cap Growth Consulting Group Capital Markets Fund.“ However, Salomon Smith Barney suggests, for the purpose of clarity, that the formal names of the subject Funds be specified. Thus, Salomon Smith Barney explains that the proper names for the Funds are the “Consulting Group Capital Markets Funds Large Capitalization Value Equity Investments“ and the “Consulting Group Capital Markets Funds Large Capitalization Growth Investments.“ Similarly, in the next paragraph of the Proposed Exemption on page 35141 of the Preamble, Salomon Smith Barney wishes to clarify that the formal name for the S&P Fund designated as the “Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio“ is the ”Consulting Group Capital Markets S&P Index Investment Fund Portfolio.’’

In response to these comments, the Department acknowledges the foregoing clarifications to the names for the Funds identified in the Preamble of the Proposed Exemption.

2. General Information. As a matter of general information, Salomon Smith Barney states that beginning with the billing cycle commencing on January 1, 2001, the Outside Fee charged to 401(k) Plan clients will be calculated on the average daily asset value for the quarter for which the fee is billed rather than the asset value on the last day of the quarter. Salomon Smith Barney explains that this change generally conforms to the billing procedure in the industry generally and is believed to be more equitable since it reflects the asset value over time rather than on a single day during a calendar quarter which may not be representative of the account balance during the period.

In response to this comment, the Department notes Salomon Smith Barney’s modification to the billing procedure in the calculation of the Outside Fee for participants in the TRAK Program that are section 401(k) Plans.

For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application files (Exemption Application Nos. D-10809 and D-10865) the Department is maintaining in this case. The complete application files, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

The attention of interested persons is directed to the following:

(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

(3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(5) The exemption is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 99-15, as amended by this Final Exemption, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

[3]

Rule 12d3-1(c) of the ICA states that an acquiring company, such as a registered investment company, may not acquire a general partnership interest or a security issued by the acquiring company’s investment adviser, promoter, or principal underwriter, or by any affiliated person of such investment adviser, promoter, or principal underwriter.

Exemption

Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 99-15 as follows:

Section I. Covered Transactions

A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

(a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.

(e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that —

(1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

(2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

(3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively “opt out” of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

(4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

(g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

(i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if —

(1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index (the Index).

(2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index must be —

(i) Engaged in the business of providing financial information;

(ii) A publisher of financial news information; or

(iii) A public stock exchange or association of securities dealers.

The Index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally- accepted standardized Index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

(3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

(4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

(j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Money Market Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

(k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.4

(B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

(D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

(E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.

(2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

(3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(1) The Trust’s semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

(2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.

4

The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

(4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(5) On a quarterly and annual basis, written disclosures to all Plans of the (a) percentage of each Portfolio’s brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

(m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

(n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

(A) Any duly authorized employee or representative of the Department or the Service;

(B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a) The term “Salomon Smith Barney” means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

(b) An “affiliate” of Salomon Smith Barney includes —

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual);

(2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

(3) Any corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

(4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney is a 10 percent or more partner or owner.

(c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either —

(1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

(2) A participant in a Keogh Plan;

(3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

(4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.

(d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of this grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 31st day of August, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-22853 Filed 9-6-00; 8:45 am]

DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor (the Department).

ACTION: Notice of Technical Correction.

On September 7, 2000, the Department published in the Federal Register (65 FR 54315) a final exemption which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Consulting Group).

On page 54316 of the grant notice, the last sentence of the third paragraph of the Supplementary Information, erroneously refers to an effective date of July 10, 2000 with respect to Section III(d) of the grant notice. Thus, the sentence should be revised to read as follows:

The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice and the inclusion of new Section III(d) of the grant notice.

Also on page 54316 of the grant notice, clause (c) of Footnote 1, should be revised as follows to describe more accurately the purpose of the automated reallocation option:

(c) adopted an automated reallocation option under the TRAK Program which would afford an Independent Plan Fiduciary the option of having his or her asset allocation adjusted automatically whenever the Consulting Group changes an allocation model;

FOR FURTHER INFORMATION CONTACT:

Ms. Jan D. Broady of the Department at (202) 219-8881. (This is not a toll-free number.)

Signed at Washington, DC, this 18th day of September, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, Department of Labor.

[FR Doc. 00-24388 Filed 9-21-00; 8:45 am]

TK 2088S

For More Information

You may visit the Trust’s website at http://www.smithbarney.com/products_services/managed_money/trak/ for a free copy of this prospectus, or an annual or semiannual report, or to request other information.

Annual and Semiannual Reports

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. The Portfolios’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

The Trust sends only one report to a household if more than one account has the same address. Contact your Financial Professional or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information

The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

Investment Professional

The investor’s Financial Professional is available to answer questions about the Portfolios or the investor’s overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolios by contacting their Financial Professional, or by writing to The Consulting Group at:

Consulting Group Capital Markets Funds

The Consulting Group

222 Delaware Avenue

Wilmington, Delaware 19801

or by calling the Portfolios’ Client Services desk at 1-800-444-4273.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8900. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Portfolios that is not in this prospectus, you should not rely upon that information. Neither the Portfolios nor the distributor is offering to sell shares of the Portfolios to any person to whom the Portfolios may not lawfully sell their shares.

Investment Company Act File No. 811-06318

Citigroup Global Markets Inc. is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

®2007 Citigroup Global Markets Inc.                TK2088          1/07